UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22582

Western Asset Middle Market Income Fund Inc.

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: (888) 777-0102

Date of fiscal year end: April 30

Date of reporting period: April 30, 2018

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Annual Report	April 30, 2018

WESTERN ASSET

MIDDLE MARKET

INCOME FUND INC.

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objectives

The Fund’s primary investment objective is to provide high income. As a secondary investment objective, the Fund seeks capital appreciation.

The Fund seeks to achieve its investment objectives by investing, under normal market conditions, at least 80% of its managed assets (the net assets of the Fund plus the principal amount of any borrowings and any preferred stock that may be outstanding) in securities, including loans, issued by middle market companies. For investment purposes, “middle market” refers to companies with annual revenues of between $100 million and $1 billion at the time of investment by the Fund. Securities of middle market issuers are typically considered below investment grade (also commonly referred to as “junk bonds”).

II	Western Asset Middle Market Income Fund Inc.

Letter from the chairman

Dear Shareholder,

We are pleased to provide the annual report of Western Asset Middle Market Income Fund Inc. for the twelve-month reporting period ended April 30, 2018. Please read on for Fund performance information and a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.lmcef.com. Here you can gain immediate access to market and investment information, including:

•	Fund net asset values and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Jane Trust, CFA

Chairman, President and Chief Executive Officer

May 31, 2018

Western Asset Middle Market Income Fund Inc.	III

Investment commentary

Economic review

Economic activity in the U.S. was mixed during the twelve months ended April 30, 2018 (the “reporting period”). Looking back, the U.S. Department of Commerce reported that U.S. gross domestic product (“GDP”)i growth was 3.1% and 3.2% during the second and third quarters of 2017, respectively. GDP growth then moderated to 2.9% for the fourth quarter of the year. Finally, the U.S. Department of Commerce’s second reading for first quarter 2018 GDP growth — released after the reporting period ended — was 2.2%. The deceleration in GDP growth in the first quarter reflected decelerations in personal consumption expenditures (“PCE”), exports, state and local government spending, and federal government spending and a downturn in residential fixed investment. These movements were partly offset by an upturn in private inventory investment and a larger increase in nonresidential fixed investment.

Job growth in the U.S. was solid overall and supported the economy during the reporting period. When the reporting period ended on April 30, 2018, the unemployment rate was 3.9%, as reported by the U.S. Department of Labor. This was the lowest unemployment rate since December 2000. The percentage of longer-term unemployed declined during the reporting period. In April 2018, 20.0% of Americans looking for a job had been out of work for more than six months, versus 24.0% when the period began.

The Federal Reserve Board (the “Fed”)ii raised interest rates, as represented by the federal funds rateiii, three times during the reporting period. The first occurrence took place on June 14, 2017, as the Fed raised rates to a range between 1.00% and 1.25%. During its meeting that concluded on September 20, 2017, the Fed kept rates on hold, but reiterated its intention to begin reducing its balance sheet, saying, “In October, the Committee will initiate the balance sheet normalization program….” At its meeting that ended on December 13, 2017, the Fed raised rates to a range between 1.25% and 1.50%. As expected, the Fed kept rates on hold at its meeting that concluded on January 31, 2018. However, at its meeting that ended on March 21, 2018, the Fed again raised the federal funds rate, moving it to a range between 1.50% and 1.75%.

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

Jane Trust, CFA

Chairman, President and Chief Executive Officer

May 31, 2018

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results.

IV	Western Asset Middle Market Income Fund Inc.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Federal Reserve Board (the “Fed”) is responsible for the formulation of U.S. policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iii

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

Western Asset Middle Market Income Fund Inc.	V

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund’s primary investment objective is to provide high income. As a secondary investment objective, the Fund seeks capital appreciation. The Fund seeks to achieve its investment objectives by investing, under normal market conditions, at least 80% of its managed assets (the net assets of the Fund plus the principal amount of any borrowings and any preferred stock that may be outstanding) in securities, including loans, issued by middle market companies. For investment purposes, “middle market” refers to companies with annual revenues of between $100 million and $1 billion at the time of investment by the Fund. Securities of middle market issuers are typically considered high yield. High yield securities are below investment grade quality (also commonly referred to as “junk bonds”).

The Fund may also invest up to 20% of its managed assets in non-middle market securities. The non-middle market securities the Fund expects to invest in include corporate debt securities rated investment grade or below investment grade of U.S. and foreign (including emerging markets) issuers and U.S. government debt securities.

No more than 10% of the Fund’s managed assets may be invested in any one issuer, except securities issued by the U.S. government and its agencies. The Fund may sell certain fixed income and equity securities short including, but not limited to, U.S. government debt securities, for hedging purposes. The Fund may invest all or a portion of its managed assets in illiquid securities.

The Fund is an actively managed portfolio consisting primarily of fixed-income securities. The durationi of the Fund’s portfolio is anticipated to be between two and four years. However, the duration may change significantly at any time and is dependent on market conditions and investment opportunities available to the Fund. The Fund has a limited term. It is anticipated that the Fund will terminate on or before December 30, 2022. Although it has an anticipated term of eight years, the Fund’s term may be shorter or longer, depending on market conditions.

At Western Asset Management Company, LLC (formerly known as Western Asset Management Company) (“Western Asset”), the Fund’s subadviser, we utilize a fixed-income team approach, with decisions derived from interaction among various investment management sector specialists. The sector teams are comprised of Western Asset’s senior portfolio management personnel, research analysts and an in-house economist. Under this team approach, management of client fixed-income portfolios reflects a consensus of interdisciplinary views within the Western Asset organization. The individuals responsible for development of investment strategy, day-to-day portfolio management, oversight and coordination of the Fund are S. Kenneth Leech, Michael C. Buchanan, Christopher N. Jacobs and Christopher F. Kilpatrick.

Q. What were the overall market conditions during the Fund’s reporting period?

A. The spread sectors (non-Treasuries) generated mixed results versus equal-duration Treasuries over the twelve-month reporting period ended April 30, 2018. The fixed income market was impacted by a number of factors during the reporting period, including improving global economic growth, three interest rate hikes by the

Western Asset Middle Market Income Fund Inc. 2018 Annual Report	1

Fund overview (cont’d)

Federal Reserve Board (the “Fed”)ii, mixed outlooks for inflation, the signing of the U.S. tax reform bill and several geopolitical issues.

Both short- and long-term Treasury yields moved higher during the reporting period. The yield for the two-year Treasury note began the reporting period at 1.28% and ended the period at 2.49% — the latter equaling the peak for the period. The low for the period of 1.26% occurred on May 17, 2017. The yield for the ten-year Treasury began the reporting period at 2.29% and ended the period at 2.95%. The low for the period of 2.05% occurred on September 7, 2017, and the peak of 3.03% took place on April 25, 2018.

Despite periods of volatility, the lower-rated credit market generated positive results during the twelve months ended April 30, 2018. The market was supported by corporate profits that often exceeded expectations and overall solid investor demand. As is often the case in a rising interest rate environment, the credit market outperformed equal-duration Treasuries. This occurred as the global economy continued to expand, resulting in better earnings results and a relatively low default rate.

The Bloomberg Barclays U.S. Aggregate Indexiii, returned -0.32% for the twelve months ended April 30, 2018. Comparatively, riskier fixed-income securities, including high-yield bonds, produced better results. Over the reporting period, the Bloomberg Barclays U.S. Corporate High Yield — 2% Issuer Cap Caa Component Indexiv, and the Bloomberg Barclays U.S. Corporate High Yield — 2% Issuer Cap B Component Indexv returned 6.13% and 3.12%, respectively.

Q. How did we respond to these changing market conditions?

A. A number of adjustments were made to the Fund’s portfolio during the reporting period. We increased the overall quality of the portfolio by increasing its allocation to securities rated B or higher. Our strategy to reduce the Fund’s risk exposure was not driven by a concern that the current credit cycle is turning negative, but rather because valuations have compressed to the point where, in our view, maintaining a higher level of risk is less attractive. From a sector positioning perspective, we reduced the Fund’s overweight to the Energy sector as many successful investments made during 2015 were called away as issuers refinanced their debt. We also increased our exposure to the Health Care sector by adding to specific names which provided compelling valuations and an attractive risk return profile.

During the reporting period, we utilized leverage in the Fund. We ended the period with liabilities as a percentage of gross assets of approximately 19%, versus 28% at the beginning of the period. The use of leverage contributed to results given the positive performance of the Fund’s high-yield exposure. The reduction in leverage is aligned with our view of reducing a portion of the risk in the portfolio given the pronounced spread tightening in the market over recent years.

Performance review

For the twelve months ended April 30, 2018, Western Asset Middle Market Income Fund Inc. returned 5.04% based on its net asset value (“NAV”)vi. The Fund’s unmanaged benchmark, the Bloomberg Barclays U.S. Corporate High Yield — 2% Issuer Cap Caa Component Index, returned 6.13% for the same period. The Lipper High Yield

2	Western Asset Middle Market Income Fund Inc. 2018 Annual Report

(Leveraged) Closed-End Funds Category Averagevii returned 4.35% over the same time frame. Please note that Lipper performance returns are based on each fund’s NAV.

During the reporting period, the Fund made distributions to shareholders totaling $78.34 per share*. The performance table shows the Fund’s twelve-month total return based on its NAV as of April 30, 2018. Past performance is no guarantee of future results.

Performance Snapshot as of April 30, 2018
Price Per Share	12-Month Total Return**
$759.44 (NAV)	5.04	%†

All figures represent past performance and are not a guarantee of future results.

** Total return is based on changes in NAV. Return reflects the deduction of all Fund expenses, including management fees, operating expenses, and other Fund expenses. Return does not reflect the deduction of brokerage commissions or taxes that investors may pay on distributions or the disposition of shares.

† Total return assumes the reinvestment of all distributions at NAV.

Q. What were the leading contributors to performance?

A. The largest contributor to the Fund’s absolute performance during the reporting period was security selection. In particular, the Fund’s positions in Valeant Pharmaceuticals International Inc., Immucor Inc. and NRG Energy were the most additive for results. Valeant Pharmaceuticals International Inc. benefited from improved liability management and the company reinvested certain assets into future growth opportunities. Immucor Inc. develops, manufactures and sells reagents and automated healthcare testing systems. These are used primarily by hospitals, clinical labs and blood banks to detect and identify certain properties of the cell and serum components of human blood before blood transfusions. During the reporting period, the company successfully implemented a cost savings program and saw a stabilization of demand for its products. NRG Energy is a utility company that, after two and a half years, reached an agreement regarding a restructuring plan that allows for the full payment of principal at par with all accrued interest.

Additionally, the Fund’s positioning in a number of sectors was beneficial for results. The Fund’s allocations to the Transportation1 and Financials sectors were the largest contributors to performance. The Transportation sector was supported by continued economic growth. Investor sentiment for the Financials sector was buoyed by strengthening fundamentals, rising interest rates that could further boost profitability and the positive impact from the December 2017 U.S. tax reform bill.

Finally, the Fund’s duration positioning was rewarded. More specifically, having less duration than the benchmark was beneficial to results, as interest rates moved higher across the yield curve during the reporting period.

Q. What were the leading detractors from performance?

A. Detracting from absolute performance for the reporting period was the Fund’s quality biases. Having an allocation to securities

*	For the tax character of distributions paid during the fiscal period ended April 30, 2018, please refer to page 35 of this report.

[1]	Transportation consists of the following industries: Airlines, Railroads and other transportation-related services.

Western Asset Middle Market Income Fund Inc. 2018 Annual Report	3

Fund overview (cont’d)

rated B was a headwind for results, as lower quality securities outperformed given the “risk-on” environment for much of the period.

From a sector perspective, the Fund’s allocations to the Consumer Cyclicals1 and Consumer Non-Cyclicals2 sectors detracted from results. However, the negative impact from the Fund’s allocation to the Consumer Non-Cyclicals sector was partially offset by strong security selection.

Several individual holdings were also negative for performance, including the Fund’s positions in Pacific Drilling SA and Westmoreland Coal Co. Pacific Drilling SA was added to the portfolio as a new investment trading at distressed prices. This offshore deep water drilling company was negatively impacted by a lack of progress on the restructuring front and continued industry weakness. We eliminated the position from the portfolio during the reporting period. Westmoreland Coal Co. is a metals and coal mining company with long-term contracts to supply coal to nearby utilities. The domestic coal industry continues to be challenged by lower natural gas prices and more stringent environmental considerations. Westmoreland Coal Co. has hired financial and legal advisers to engage with lenders to restructure the financial obligations of the company with the goal of optimizing the capital structure to operate profitably in the current environment.

Looking for additional information?

The Fund’s daily NAV is available on-line under the symbol “XWMFX” on most financial websites. In a continuing effort to provide information concerning the Fund, shareholders may call 1-888-777-0102 (toll free), Monday through Friday from 8:00 a.m. to 5:30 p.m. Eastern Time, for the Fund’s current NAV and other information.

Thank you for your investment in Western Asset Middle Market Income Fund Inc. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Western Asset Management Company, LLC

May 31, 2018

RISKS: The Fund is a non-diversified closed-end management investment company. An investment in the Fund involves a high degree of risk. The Fund should be considered an illiquid investment. This Fund is not publicly traded and is closed to new investors. The Fund does not intend to apply for an exchange listing, and it is highly unlikely that a secondary market will exist for the purchase and sale of the Fund’s shares. Investors could lose some or all of their investment. An investment in the Fund is not appropriate for all investors and is not intended to be a complete investment program. The Fund is designed as a long-term investment for investors who are prepared to hold the Fund’s Common Stock until the expiration of its term and is not a trading vehicle. Because the Fund is non-diversified, it may be more susceptible to economic, political or regulatory events than a diversified fund. Fixed-income securities are

[1]	Consumer Cyclicals consists of the following industries: Automotive, Entertainment, Gaming, Home Construction, Lodging, Retailers, Restaurants, Textiles and other consumer services.

[2]	Consumer Non-Cyclicals consists of the following industries: Consumer Products, Food/Beverage, Health Care, Pharmaceuticals, Supermarkets and Tobacco.

4	Western Asset Middle Market Income Fund Inc. 2018 Annual Report

subject to numerous risks, such as, credit, inflation, income, prepayment and interest rates risks. As interest rates rise, the value of fixed-income securities falls. Middle market companies have additional risks due to their limited operating histories, limited financial resources, less predictable operating results, narrower product lines and other factors. Securities of middle market issuers are typically considered high-yield. High-yield fixed income securities of below-investment-grade quality are regarded as having predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal. High-yield bonds (“junk bonds”) are subject to higher credit risk and a greater risk of default. The Fund may invest all or a portion of its managed assets in illiquid securities. The Fund may make significant investments in securities for which there are no observable market prices; the prices must be estimated by Western Asset, the Fund’s subadviser, and approved by the Legg Mason North Atlantic Fund Valuation Committee. Investments in foreign securities involve risks, including the possibility of losses due to changes in currency exchange rates and negative developments in the political, economic or regulatory structure of specific countries or regions. These risks are greater in emerging markets. Leverage may result in greater volatility of the net asset value of common shares and increases a shareholder’s risk of loss. Derivative instruments can be illiquid, may disproportionately increase losses and have a potentially large impact on Fund performance. Distributions are not guaranteed and are subject to change.

Portfolio holdings and breakdowns are as of April 30, 2018 and are subject to change and may not be representative of the portfolio managers’ current or future investments. Please refer to pages 10 through 17 for a list and percentage breakdown of the Fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. The Fund’s top five sector holdings (as a percentage of net assets) as of April 30, 2018 were: Consumer Discretionary (22.2%), Energy (21.6%), Industrials (20.6%), Health Care (20.6%) and Consumer Staples (8.5%). The Fund’s portfolio composition is subject to change at any time.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

Western Asset Middle Market Income Fund Inc. 2018 Annual Report	5

Fund overview (cont’d)

[i]

Duration is the measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

ii

The Federal Reserve Board (the “Fed”) is responsible for the formulation of U.S. policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iii

The Bloomberg Barclays U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

iv

The Bloomberg Barclays U.S. Corporate High Yield — 2% Issuer Cap Caa Component is an index of the 2% Issuer Cap component of the broader Bloomberg Barclays U.S. Corporate High Yield Index and is comprised of the Caa-rated securities included in this index.

[v]

The Bloomberg Barclays U.S. Corporate High Yield — 2% Issuer Cap B Component is an index of the 2% Issuer Cap component of the broader Bloomberg Barclays U.S. Corporate High Yield Index and is comprised of the B-rated securities included in this index.

vi

Net asset value (“NAV”) is calculated by subtracting total liabilities, including liabilities associated with financial leverage (if any), from the closing value of all securities held by the Fund (plus all other assets) and dividing the result (total net assets) by the total number of the common shares outstanding. The NAV fluctuates with changes in the market prices of securities in which the Fund has invested.

vii

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the twelve-month period ended April 30, 2018, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 35 funds in the Fund’s Lipper category.

6	Western Asset Middle Market Income Fund Inc. 2018 Annual Report

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†	The bar graph above represents the composition of the Fund’s investments as of April 30, 2018 and April 30, 2017. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at anytime.
‡	Represents less than 0.1%.

Western Asset Middle Market Income Fund Inc. 2018 Annual Report	7

Spread duration (unaudited)

Economic exposure — April 30, 2018

Total Spread Duration
XWMFX	— 2.43 years
Benchmark	— 3.30 years

Spread duration measures the sensitivity to changes in spreads. The spread over Treasuries is the annual risk-premium demanded by investors to hold non-Treasury securities. Spread duration is quantified as the % change in price resulting from a 100 basis points change in spreads. For a security with positive spread duration, an increase in spreads would result in a price decline and a decline in spreads would result in a price increase. This chart highlights the market sector exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

Benchmark	— Bloomberg Barclays U.S. Corporate High Yield — 2% Issuer Cap Caa Component Index
EM	— Emerging Markets
HY	— High Yield
XWMFX	— Western Asset Middle Market Income Fund Inc.

8	Western Asset Middle Market Income Fund Inc. 2018 Annual Report

Effective duration (unaudited)

Interest rate exposure — April 30, 2018

Total Effective Duration
XWMFX	— 2.12 years
Benchmark	— 3.12 years

Effective duration measures the sensitivity to changes in relevant interest rates. Effective duration is quantified as the % change in price resulting from a 100 basis points change in interest rates. For a security with positive effective duration, an increase in interest rates would result in a price decline and a decline in interest rates would result in a price increase. This chart highlights the interest rate exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

Benchmark	— Bloomberg Barclays U.S. Corporate High Yield — 2% Issuer Cap Caa Component Index
EM	— Emerging Markets
HY	— High Yield
XWMFX	— Western Asset Middle Market Income Fund Inc.

Western Asset Middle Market Income Fund Inc. 2018 Annual Report	9

Schedule of investments

April 30, 2018

Western Asset Middle Market Income Fund Inc.

Security	Rate	Maturity Date	Face Amount	Value
Corporate Bonds & Notes — 92.1%
Consumer Discretionary — 17.7%
Hotels, Restaurants & Leisure — 14.0%
24 Hour Fitness Worldwide Inc., Senior Notes	8.000%	6/1/22	$2,500,000	$2,525,000	(a)(b)
Downstream Development Authority of the Quapaw Tribe of Oklahoma, Senior Secured Notes	10.500%	2/15/23	3,830,000	3,973,625	(a)(b)
Golden Nugget Inc., Senior Notes	8.750%	10/1/25	910,000	953,225	(a)
Inn of the Mountain Gods Resort & Casino, Senior Secured Notes	9.250%	11/30/20	3,491,169	3,107,140	(a)(b)
Jack Ohio Finance LLC/Jack Ohio Finance 1 Corp., Secured Notes	10.250%	11/15/22	3,000,000	3,292,500	(a)(b)
Jacobs Entertainment Inc., Secured Notes	7.875%	2/1/24	3,818,000	3,985,038	(a)(b)
Nathan’s Famous Inc., Senior Secured Notes	6.625%	11/1/25	3,770,000	3,807,700	(a)(b)
Silversea Cruise Finance Ltd., Senior Secured Notes	7.250%	2/1/25	3,015,000	3,204,342	(a)
Sugarhouse HSP Gaming Prop Mezz LP/Sugarhouse HSP Gaming Finance Corp., Senior Secured Notes	5.875%	5/15/25	3,000,000	2,883,750	(a)
Total Hotels, Restaurants & Leisure				27,732,320
Household Durables — 1.5%
APX Group Inc., Senior Notes	8.750%	12/1/20	3,000,000	2,966,250	(b)
Media — 0.7%
Altice Luxembourg SA, Senior Secured Notes	7.750%	5/15/22	1,410,000	1,351,837	(a)
Multiline Retail — 0.9%
Neiman Marcus Group Ltd. LLC, Senior Notes (8.750% Cash or 9.500% PIK)	8.750%	10/15/21	2,743,140	1,879,051	(a)(b)(c)
Specialty Retail — 0.6%
PetSmart Inc., Senior Notes	7.125%	3/15/23	1,930,000	1,129,050	(a)
Total Consumer Discretionary				35,058,508
Consumer Staples — 4.4%
Beverages — 0.6%
Carolina Beverage Group LLC/Carolina Beverage Group Finance Inc., Secured Notes	10.625%	8/1/18	1,300,000	1,303,250	(a)(b)
Food & Staples Retailing — 1.4%
Beverages & More Inc., Senior Secured Notes	11.500%	6/15/22	3,000,000	2,715,000	(a)
Tobacco — 2.4%
Alliance One International Inc., Secured Notes	9.875%	7/15/21	4,960,000	4,718,200	(b)
Total Consumer Staples				8,736,450
Energy — 15.0%
Energy Equipment & Services — 1.2%
Pride International Inc., Senior Notes	7.875%	8/15/40	2,750,000	2,413,125	(b)

See Notes to Financial Statements.

10	Western Asset Middle Market Income Fund Inc. 2018 Annual Report

Western Asset Middle Market Income Fund Inc.

Security	Rate	Maturity Date	Face Amount	Value
Oil, Gas & Consumable Fuels — 13.8%
Berry Petroleum Co. Escrow	—	—	$10,119,000	$0	*(d)(e)(f)
Blue Racer Midstream LLC/Blue Racer Finance Corp., Senior Notes	6.125%	11/15/22	2,379,000	2,450,370	(a)(b)
Comstock Resources Inc., Senior Secured Notes (10.000% Cash or 12.250% PIK)	10.000%	3/15/20	2,250,000	2,359,688	(c)
Endeavor Energy Resources LP/EER Finance Inc., Senior Notes	5.500%	1/30/26	1,200,000	1,209,000	(a)
Endeavor Energy Resources LP/EER Finance Inc., Senior Notes	5.750%	1/30/28	320,000	322,800	(a)
Magnum Hunter Resources Corp. Escrow	—	—	6,090,000	0	*(d)(e)(f)
MEG Energy Corp., Senior Notes	6.375%	1/30/23	1,500,000	1,361,250	(a)(b)
Oasis Petroleum Inc., Senior Notes	7.250%	2/1/19	1,000,000	1,003,750	(b)
Oasis Petroleum Inc., Senior Notes	6.500%	11/1/21	4,088,000	4,200,420	(b)
Oasis Petroleum Inc., Senior Notes	6.875%	3/15/22	210,000	216,825
Oasis Petroleum Inc., Senior Notes	6.875%	1/15/23	2,607,000	2,685,210	(b)
Parsley Energy LLC/Parsley Finance Corp., Senior Notes	5.250%	8/15/25	2,000,000	2,005,000	(a)
Petrobras Global Finance BV, Senior Notes	6.750%	1/27/41	1,900,000	1,807,850
Sanchez Energy Corp., Senior Notes	6.125%	1/15/23	4,110,000	2,988,792	(b)
Shelf Drilling Holdings Ltd., Senior Notes	8.250%	2/15/25	2,970,000	3,025,687	(a)
Teine Energy Ltd., Senior Notes	6.875%	9/30/22	1,620,000	1,664,550	(a)
Total Oil, Gas & Consumable Fuels				27,301,192
Total Energy				29,714,317
Financials — 6.9%
Capital Markets — 1.8%
Jefferies Finance LLC/JFIN Co.-Issuer Corp., Senior Notes	7.375%	4/1/20	3,500,000	3,548,125	(a)(b)
Consumer Finance — 4.6%
Stearns Holdings Inc., Senior Secured Notes	9.375%	8/15/20	4,695,000	4,753,687	(a)(b)
TMX Finance LLC/TitleMax Finance Corp., Senior Secured Notes	8.500%	9/15/18	4,500,000	4,307,400	(a)(b)
Total Consumer Finance				9,061,087
Diversified Financial Services — 0.5%
Werner FinCo LP/Werner FinCo Inc., Senior Notes	8.750%	7/15/25	1,000,000	1,025,000	(a)
Total Financials				13,634,212
Health Care — 18.4%
Biotechnology — 1.0%
AMAG Pharmaceuticals Inc., Senior Notes	7.875%	9/1/23	1,899,000	1,899,000	(a)(b)
Health Care Equipment & Supplies — 3.6%
DJO Finance LLC/DJO Finance Corp., Secured Notes	10.750%	4/15/20	3,500,000	3,412,500	(b)
Immucor Inc., Senior Notes	11.125%	2/15/22	3,700,000	3,838,750	(a)
Total Health Care Equipment & Supplies				7,251,250

See Notes to Financial Statements.

Western Asset Middle Market Income Fund Inc. 2018 Annual Report	11

Schedule of investments (cont’d)

April 30, 2018

Western Asset Middle Market Income Fund Inc.

Security	Rate	Maturity Date	Face Amount	Value
Health Care Providers & Services — 11.9%
Air Medical Group Holdings Inc., Senior Notes	6.375%	5/15/23	$4,860,000	$4,677,750	(a)(b)
BioScrip Inc., Second Lien Delayed Draw Notes	10.500%	8/15/20	318,182	330,909	(e)(g)(h)
BioScrip Inc., Second Lien Notes	10.500%	6/30/22	3,181,819	3,309,091	(e)(g)
BioScrip Inc., Senior Notes	8.875%	2/15/21	6,000,000	5,790,000	(b)
CHS/Community Health Systems Inc., Senior Notes	8.000%	11/15/19	1,730,000	1,582,950
MPH Acquisition Holdings LLC, Senior Notes	7.125%	6/1/24	2,000,000	2,045,000	(a)
Tenet Healthcare Corp., Senior Notes	8.125%	4/1/22	690,000	721,050
Universal Hospital Services Inc., Secured Notes	7.625%	8/15/20	5,155,000	5,219,438	(b)
Total Health Care Providers & Services				23,676,188
Pharmaceuticals — 1.9%
Valeant Pharmaceuticals International Inc., Senior Notes	7.250%	7/15/22	1,480,000	1,498,352	(a)
Valeant Pharmaceuticals International Inc., Senior Notes	5.875%	5/15/23	1,000,000	922,500	(a)(b)
Valeant Pharmaceuticals International Inc., Senior Notes	6.125%	4/15/25	280,000	253,602	(a)
Valeant Pharmaceuticals International Inc., Senior Notes	9.000%	12/15/25	1,010,000	1,026,412	(a)
Total Pharmaceuticals				3,700,866
Total Health Care				36,527,304
Industrials — 18.9%
Aerospace & Defense — 0.7%
Heligear Acquisition Co., Senior Secured Bonds	10.250%	10/15/19	1,241,000	1,275,549	(a)(b)
Commercial Services & Supplies — 3.3%
Garda World Security Corp., Senior Notes	7.250%	11/15/21	2,610,000	2,662,200	(a)(b)
Monitronics International Inc., Senior Notes	9.125%	4/1/20	2,150,000	1,535,100	(b)
Waste Pro USA Inc., Senior Notes	5.500%	2/15/26	2,440,000	2,420,968	(a)
Total Commercial Services & Supplies				6,618,268
Construction & Engineering — 5.0%
Brundage-Bone Concrete Pumping Inc., Senior Secured Notes	10.375%	9/1/23	5,000,000	5,350,000	(a)(b)
HC2 Holdings Inc., Senior Secured Notes	11.000%	12/1/19	4,500,000	4,623,750	(a)(b)
Total Construction & Engineering				9,973,750
Machinery — 1.9%
BlueLine Rental Finance Corp./BlueLine Rental LLC, Senior Secured Notes	9.250%	3/15/24	3,070,000	3,272,467	(a)(b)
Cleaver-Brooks Inc., Senior Secured Notes	7.875%	3/1/23	510,000	527,850	(a)
Total Machinery				3,800,317
Marine — 2.6%
Navios Maritime Acquisition Corp./Navios Acquisition Finance U.S. Inc., Senior Secured Notes	8.125%	11/15/21	6,260,000	5,101,900	(a)(b)

See Notes to Financial Statements.

12	Western Asset Middle Market Income Fund Inc. 2018 Annual Report

Western Asset Middle Market Income Fund Inc.

Security	Rate	Maturity Date	Face Amount	Value
Road & Rail — 1.7%
Flexi-Van Leasing Inc., Secured Notes	10.000%	2/15/23	$3,350,000	$3,341,625	(a)(b)
Trading Companies & Distributors — 2.0%
Ahern Rentals Inc., Secured Notes	7.375%	5/15/23	1,970,000	1,910,900	(a)(b)
Emeco Pty Ltd., Senior Secured Notes	9.250%	3/31/22	1,978,824	2,122,289
Total Trading Companies & Distributors				4,033,189
Transportation — 1.7%
Neovia Logistics Services LLC/SPL Logistics Finance Corp., Senior Secured Notes	8.875%	8/1/20	4,330,000	3,420,700	(a)(b)
Total Industrials				37,565,298
Information Technology — 0.7%
Software — 0.7%
Interface Special Holdings Inc., Senior Notes (19.000% PIK)	19.000%	11/1/23	2,505,592	1,440,715	(a)(c)
Materials — 4.1%
Chemicals — 1.1%
Techniplas LLC, Senior Secured Notes	10.000%	5/1/20	2,400,000	2,130,000	(a)(b)
Construction Materials — 1.3%
Hardwoods Acquisition Inc., Senior Secured Notes	7.500%	8/1/21	1,000,000	920,000	(a)
NWH Escrow Corp., Senior Secured Notes	7.500%	8/1/21	1,930,000	1,775,600	(a)(b)
Total Construction Materials				2,695,600
Metals & Mining — 0.7%
Murray Energy Corp., Senior Secured Notes	11.250%	4/15/21	3,000,000	1,320,000	(a)(b)
Paper & Forest Products — 1.0%
Mercer International Inc., Senior Notes	6.500%	2/1/24	1,000,000	1,042,500
Mercer International Inc., Senior Notes	5.500%	1/15/26	1,000,000	985,000	(a)
Total Paper & Forest Products				2,027,500
Total Materials				8,173,100
Real Estate — 2.7%
Equity Real Estate Investment Trusts (REITs) — 1.7%
Uniti Group Inc./CSL Capital LLC, Senior Notes	8.250%	10/15/23	3,500,000	3,368,750	(b)
Real Estate Management & Development — 1.0%
Kennedy-Wilson Inc., Senior Notes	5.875%	4/1/24	2,000,000	1,980,000
Total Real Estate				5,348,750
Telecommunication Services — 3.3%
Diversified Telecommunication Services — 0.6%
Cogent Communications Group Inc., Senior Secured Notes	5.375%	3/1/22	1,200,000	1,234,500	(a)
Wireless Telecommunication Services — 2.7%
CSC Holdings LLC, Senior Notes	10.125%	1/15/23	590,000	655,638	(a)
CSC Holdings LLC, Senior Notes	10.875%	10/15/25	747,000	877,725	(a)(b)

See Notes to Financial Statements.

Western Asset Middle Market Income Fund Inc. 2018 Annual Report	13

Schedule of investments (cont’d)

April 30, 2018

Western Asset Middle Market Income Fund Inc.

Security	Rate	Maturity Date	Face Amount	Value
Wireless Telecommunication Services — continued
Sprint Communications Inc., Senior Notes	11.500%	11/15/21	$815,000	$978,000
Sprint Corp., Senior Notes	7.875%	9/15/23	2,520,000	2,709,000	(b)
Total Wireless Telecommunication Services				5,220,363
Total Telecommunication Services				6,454,863
Total Corporate Bonds & Notes (Cost — $179,267,780)				182,653,517
Senior Loans — 17.6%
Consumer Discretionary — 4.5%
Hotels, Restaurants & Leisure — 2.1%
Affinity Gaming LLC, Second Lien Term Loan (1 mo. LIBOR + 8.250%)	10.151%	1/31/25	3,990,000	4,049,850	(i)(j)(k)
Specialty Retail — 1.0%
PetSmart Inc., Term Loan B2 (1 mo. LIBOR + 3.000%)	4.890%	3/11/22	1,989,744	1,563,606	(i)(j)(k)
Spencer Gifts LLC, Second Lien Term Loan (1 mo. LIBOR + 8.250%)	10.150%	6/29/22	690,000	455,400	(e)(i)(j)(k)
Total Specialty Retail				2,019,006
Textiles, Apparel & Luxury Goods — 1.4%
TOMS Shoes LLC, Term Loan B (3 mo. LIBOR + 5.500%)	7.480%	10/28/20	4,028,696	2,792,390	(i)(j)(k)
Total Consumer Discretionary				8,861,246
Consumer Staples — 4.1%
Food Products — 4.1%
CSM Bakery Solutions LLC, Second Lien Term Loan (3 mo. LIBOR + 7.750%)	10.060%	7/3/21	4,000,000	3,845,000	(i)(j)(k)
Shearer’s Foods Inc., Second Lien Term Loan (3 mo. LIBOR + 6.750%)	9.052%	6/30/22	4,500,000	4,252,500	(i)(j)(k)
Total Consumer Staples				8,097,500
Energy — 0.8%
Oil, Gas & Consumable Fuels — 0.8%
Westmoreland Coal Co., Term Loan B (3 mo. LIBOR + 6.500%)	8.802%	12/16/20	4,877,198	1,702,142	(i)(j)(k)
Financials — 1.0%
Diversified Financial Services — 1.0%
Advanced Discovery, 2018 Frist Lien Term Loan (1 mo. LIBOR + 5.000%)	6.897%	4/11/25	2,010,000	2,035,125	(e)(i)(j)(k)
Health Care — 2.2%
Health Care Providers & Services — 1.5%
Radiology Partners Holdings LLC, Term Loan (3 mo. LIBOR + 5.750%)	7.593-7.694%	12/4/23	2,993,424	3,002,779	(e)(i)(j)(k)

See Notes to Financial Statements.

14	Western Asset Middle Market Income Fund Inc. 2018 Annual Report

Western Asset Middle Market Income Fund Inc.

Security	Rate	Maturity Date	Face Amount	Value
Pharmaceuticals — 0.7%
Pearl Intermediate Parent LLC, 2018 Second Lien Term Loan (1 mo. LIBOR + 6.250%)	8.147%	2/13/26	$1,350,000	$1,355,062	(i)(j)(k)
Total Health Care				4,357,841
Industrials — 1.7%
Construction & Engineering — 0.4%
ATS Consolidated, Inc., 2018 Second Lien Term Loan (1 mo. LIBOR + 7.750%)	9.637%	2/23/26	690,000	702,937	(i)(j)(k)
Marine — 1.3%
Commercial Barge Line Co., 2015 First Lien Term Loan (1 mo. LIBOR + 8.750%)	10.651%	11/12/20	4,511,392	2,660,030	(i)(j)(k)
Total Industrials				3,362,967
Information Technology — 2.6%
Electronic Equipment, Instruments & Components — 1.9%
Allflex Holdings III Inc., New Second Lien Term Loan (3 mo. LIBOR + 7.000%)	9.362%	7/19/21	3,743,396	3,765,232	(i)(j)(k)
IT Services — 0.7%
Access CIG LLC, 2018 Second Lien Delayed Draw Term Loan	—	2/27/26	68,364	69,105	(l)
Access CIG LLC, 2018 Second Lien Term Loan (1 mo. LIBOR + 7.750%)	9.648-9.651%	2/27/26	1,272,620	1,286,406	(i)(j)(k)
Total IT Services				1,355,511
Total Information Technology				5,120,743
Utilities — 0.7%
Electric Utilities — 0.7%
Panda Temple Power LLC, Second Lien Term Loan (1 mo. LIBOR + 8.000% PIK)	9.895%	2/7/23	1,308,572	1,344,558	(c)(i)(j)(k)
Total Senior Loans (Cost — $40,527,885)				34,882,122

			Shares
Common Stocks — 3.9%
Energy — 3.1%
Oil, Gas & Consumable Fuels — 3.1%
Berry Petroleum Co.			396,380	3,718,520	*
Blue Ridge Mountain Resources Inc.			313,603	2,389,655	*(e)(f)
Total Energy				6,108,175
Utilities — 0.8%
Electric Utilities — 0.8%
Panda Temple Power LLC			91,433	1,737,227	*(e)(f)
Total Common Stocks (Cost — $15,239,743)				7,845,402

See Notes to Financial Statements.

Western Asset Middle Market Income Fund Inc. 2018 Annual Report	15

Schedule of investments (cont’d)

April 30, 2018

Western Asset Middle Market Income Fund Inc.

Security	Rate		Shares	Value
Convertible Preferred Stocks — 2.7%
Energy — 2.7%
Oil, Gas & Consumable Fuels — 2.7%
Berry Petroleum Co. (6.000% Cash or 6.000% PIK)	6.000%		454,369	$5,140,049	(c)
Berry Petroleum Co. (6.000% Cash or 6.000% PIK)	6.000%		6,807	77,004	(c)(g)
Sanchez Energy Corp.	6.500%		7,050	121,965
Total Convertible Preferred Stocks (Cost — $4,545,264)				5,339,018

		Expiration Date	Warrants
Warrants — 0.0%
BioScrip Inc. (Cost — $125,485)		6/30/27	1	0	*(d)(e)(f)(g)
Total Investments before Short-Term Investments (Cost — $239,706,157)				230,720,059

			Shares
Short-Term Investments — 5.4%
State Street Institutional U.S. Government Money Market Fund, Premier Class (Cost — $10,665,536)	1.648%		10,665,536	10,665,536
Total Investments — 121.7% (Cost — $250,371,693)				241,385,595
Liabilities in Excess of Other Assets — (21.7)%				(43,062,859)
Total Net Assets — 100.0%				$198,322,736

*	Non-income producing security.

(a)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors.

(b)	All or a portion of this security is pledged as collateral pursuant to the loan agreement (See Note 6).

(c)	Payment-in-kind security for which the issuer has the option at each interest payment date of making interest payments in cash or additional securities.

(d)	Value is less than $1.

(e)	Security is valued using significant unobservable inputs (See Note 1).

(f)	Security is valued in good faith in accordance with procedures approved by the Board of Directors (See Note 1).

(g)	Restricted security (See Note 8).

(h)	Represents an unfunded commitment as of April 30, 2018.

(i)	Senior loans may be considered restricted in that the Fund ordinarily is contractually obligated to receive approval from the agent bank and/or borrower prior to the disposition of a senior loan.

(j)	Interest rates disclosed represent the effective rates on senior loans. Ranges in interest rates are attributable to multiple contracts under the same loan.

(k)

Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.

(l)	All or a portion of this loan is unfunded as of April 30, 2018. The interest rate for fully unfunded term loans is to be determined.

See Notes to Financial Statements.

16	Western Asset Middle Market Income Fund Inc. 2018 Annual Report

Western Asset Middle Market Income Fund Inc.

Abbreviations used in this schedule:
LIBOR	— London Interbank Offered Rate
PIK	— Payment-in-kind

See Notes to Financial Statements.

Western Asset Middle Market Income Fund Inc. 2018 Annual Report	17

Statement of assets and liabilities

April 30, 2018

Assets:
Investments, at value (Cost — $250,371,693)	$241,385,595
Cash	42,615
Interest receivable	4,275,646
Receivable for securities sold	767,128
Prepaid expenses	1,389
Total Assets	246,472,373

Liabilities:
Loan payable (Note 6)	47,400,000
Payable for securities purchased	386,545
Investment management fee payable	232,145
Interest payable	31,907
Directors’ fees payable	3,829
Accrued expenses	95,211
Total Liabilities	48,149,637
Total Net Assets	$198,322,736

Net Assets:
Par value ($0.001 par value; 261,144 shares issued and outstanding; 100,000,000 shares authorized)	$261
Paid-in capital in excess of par value	274,245,810
Undistributed net investment income	544,769
Accumulated net realized loss on investments	(67,482,006)
Net unrealized depreciation on investments	(8,986,098)
Total Net Assets	$198,322,736

Shares Outstanding	261,144

Net Asset Value	$759.44

See Notes to Financial Statements.

18	Western Asset Middle Market Income Fund Inc. 2018 Annual Report

Statement of operations

For the Year Ended April 30, 2018

Investment Income:
Interest	$25,344,633
Dividends	476,648
Total Investment Income	25,821,281

Expenses:
Investment management fee (Note 2)	3,410,485
Interest expense (Note 6)	1,213,887
Transfer agent fees	116,652
Audit and tax fees	81,904
Directors’ fees	62,768
Shareholder reports	61,406
Legal fees	48,604
Fund accounting fees	35,029
Insurance	4,150
Custody fees	1,318
Miscellaneous expenses	15,503
Total Expenses	5,051,706
Less: Fee waivers and/or expense reimbursements (Note 2)	(272,600)
Net Expenses	4,779,106
Net Investment Income	21,042,175

Realized and Unrealized Loss on Investments (Notes 1 and 3):
Net Realized Loss From Investment Transactions	(3,241,356)
Change in Net Unrealized Appreciation (Depreciation) From Investments	(7,418,214)
Net Loss on Investments	(10,659,570)
Increase in Net Assets From Operations	$10,382,605

See Notes to Financial Statements.

Western Asset Middle Market Income Fund Inc. 2018 Annual Report	19

Statements of changes in net assets

For the Years Ended April 30,	2018	2017

Operations:
Net investment income	$21,042,175	$26,414,822
Net realized loss	(3,241,356)	(7,194,487)
Change in net unrealized appreciation (depreciation)	(7,418,214)	35,632,994
Increase in Net Assets From Operations	10,382,605	54,853,329

Distributions to Shareholders From (Note 1):
Net investment income	(21,701,280)	(27,213,345)
Decrease in Net Assets From Distributions to Shareholders	(21,701,280)	(27,213,345)

Fund Share Transactions:
Reinvestment of distributions (2,967 and 3,365 shares issued, respectively)	2,274,871	2,569,839
Cost of shares repurchased through tender offer (27,613 and 30,233 shares repurchased, respectively) (Note 5)	(21,182,937)	(23,255,589)
Decrease in Net Assets From Fund Share Transactions	(18,908,066)	(20,685,750)
Increase (Decrease) in Net Assets	(30,226,741)	6,954,234

Net Assets:
Beginning of year	228,549,477	221,595,243
End of year*	$198,322,736	$228,549,477
*Includes undistributed net investment income of:	$544,769	$1,239,299

See Notes to Financial Statements.

20	Western Asset Middle Market Income Fund Inc. 2018 Annual Report

Statement of cash flows

For the Year Ended April 30, 2018

Increase (Decrease) in Cash:
Cash Provided (Used) by Operating Activities:
Net increase in net assets resulting from operations	$10,382,605
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided (used) by operating activities:
Purchases of portfolio securities	(83,607,104)
Sales of portfolio securities	165,577,581
Net purchases, sales and maturities of short-term investments	(6,177,297)
Payment-in-kind	(755,125)
Net amortization of premium (accretion of discount)	(3,333,250)
Decrease in receivable for securities sold	39,722
Decrease in interest receivable	2,310,131
Decrease in prepaid expenses	30
Decrease in payable for securities purchased	(7,708,983)
Decrease in investment management fee payable	(74,034)
Decrease in Directors’ fees payable	(312)
Decrease in interest payable	(12,082)
Decrease in accrued expenses	(56,583)
Net realized loss on investments	3,241,356
Change in net unrealized appreciation (depreciation) of investments	7,418,214
Net Cash Provided by Operating Activities*	87,244,869

Cash Flows From Financing Activities:
Distributions paid on common stock	(19,426,409)
Proceeds from loan facility borrowings	19,400,000
Repayment of loan facility borrowings	(66,000,000)
Payment for shares repurchased	(21,182,937)
Net Cash Used in Financing Activities	(87,209,346)
Net Increase in Cash	35,523
Cash at Beginning of Year	7,092
Cash at End of Year	$42,615

Non-Cash Financing Activities:
Proceeds from reinvestment of distributions	$2,274,871

*	Included in operating expenses is cash of $1,225,969 paid for interest on borrowings.

See Notes to Financial Statements.

Western Asset Middle Market Income Fund Inc. 2018 Annual Report	21

Financial highlights

For a share of capital stock outstanding throughout each year ended April 30, unless otherwise noted:
	2018[1]	2017[1]	2016[1]	2015[1,2]

Net asset value, beginning of year	$799.71	$708.75	$915.01	$998.00 [3]

Income (loss) from operations:
Net investment income	76.58	87.83	86.64	50.82
Net realized and unrealized gain (loss)	(38.51)	93.13	(202.90)	(92.81)
Total income (loss) from operations	38.07	180.96	(116.26)	(41.99)

Less distributions from:
Net investment income	(78.34)	(90.00)	(90.00)	(41.00)
Total distributions	(78.34)	(90.00)	(90.00)	(41.00)

Net asset value, end of year	$759.44	$799.71	$708.75	$915.01
Total return, based on NAV[4]	5.04%	26.72%	(12.74)%	(4.11)%

Net assets, end of year (000s)	$198,323	$228,549	$221,595	$290,749

Ratios to average net assets:
Gross expenses	2.36%	2.45%	1.83%	1.55%[5]
Net expenses	2.23 [6]	2.40 [6]	1.83	1.55 [5]
Net investment income	9.81	11.37	11.20	7.99 [5]

Portfolio turnover rate	32%	51%	39%	29%

Supplemental data:
Loan Outstanding, End of Year (000s)	$47,400	$94,000	$53,000	$53,000
Asset Coverage Ratio for Loan Outstanding[7]	518%	343%	518%	649%
Asset Coverage, per $1,000 Principal Amount of Loan Outstanding[7]	$5,184	$3,431	$5,181	$6,486
Weighted Average Loan (000s)	$58,175	$88,175	$53,000	$40,118 [8]
Weighted Average Interest Rate on Loan	2.08%	1.37%	1.00%	0.89%[8]

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period August 26, 2014 (commencement of operations) to April 30, 2015.

[3]	Initial public offering price of $1,000.00 per share, exclusive of sales load, less offering costs of $2.00 per share.

[4]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	Annualized.

[6]	Reflects fee waivers and/or expense reimbursements.

[7]	Represents value of net assets plus the loan outstanding at the end of the period divided by the loan outstanding at the end of the period.

[8]	Weighted average based on the number of days that the Fund had a loan outstanding.

See Notes to Financial Statements.

22	Western Asset Middle Market Income Fund Inc. 2018 Annual Report

Notes to financial statements

1. Organization and significant accounting policies

Western Asset Middle Market Income Fund Inc. (the “Fund”) was incorporated in Maryland on June 29, 2011 and is registered as a non-diversified, limited-term, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund commenced operations on August 26, 2014. The Fund’s primary investment objective is to provide high income. As a secondary objective, the Fund seeks capital appreciation. The Fund seeks to achieve its investment objectives by investing, under normal market conditions, at least 80% of its managed assets (the net assets of the Fund plus the principal amount of any borrowings and any preferred stock that may be outstanding) in securities, including loans, issued by middle market companies. For investment purposes, “middle market” refers to companies with annual revenues of between $100 million and $1 billion at the time of investment by the Fund. Securities of middle market issuers are typically considered below investment grade (also commonly referred to as “junk bonds”). It is anticipated that the Fund will terminate on December 30, 2022. Upon its termination, it is anticipated that the Fund will have distributed substantially all of its net assets to stockholders, although securities for which no market exists or securities trading at depressed prices, if any, may be placed in a liquidating trust.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Prior to December 1, 2017, short-term fixed income securities that would mature in 60 days or less were valued at amortized cost, unless it was determined that using this method would not reflect an investment’s fair value. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using

Western Asset Middle Market Income Fund Inc. 2018 Annual Report	23

Notes to financial statements (cont’d)

quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Directors.

The Board of Directors is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North Atlantic Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Directors, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Directors. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Directors quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

24	Western Asset Middle Market Income Fund Inc. 2018 Annual Report

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)		Total
Long-term investments†:
Corporate bonds & notes:
Energy	—	$29,714,317	$0	*	$29,714,317
Health care	—	32,887,304	3,640,000		36,527,304
Other corporate bonds & notes	—	116,411,896	—		116,411,896
Senior loans:
Consumer discretionary	—	8,405,846	455,400		8,861,246
Financials	—	—	2,035,125		2,035,125
Health care	—	1,355,062	3,002,779		4,357,841
Other senior loans	—	19,627,910	—		19,627,910
Common stocks:
Energy	—	3,718,520	2,389,655		6,108,175
Utilities	—	—	1,737,227		1,737,227
Convertible preferred stocks	—	5,339,018	—		5,339,018
Warrants	—	—	0	*	0	*
Total long-term investments	—	$217,459,873	$13,260,186		$230,720,059
Short-term investments†	$10,665,536	—	—		10,665,536
Total investments	$10,665,536	$217,459,873	$13,260,186		$241,385,595

†	See Schedule of Investments for additional detailed categorizations.

*	Amount represents less than $1.

Western Asset Middle Market Income Fund Inc. 2018 Annual Report	25

Notes to financial statements (cont’d)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	Corporate Bonds & Notes
Investments in Securities	Energy		Health Care	Industrials
Balance as of April 30, 2017	$262,500		—	$2,022,834
Accrued premiums/discounts	(5,487)		$15,085	6,805
Realized gain (loss)[1]	(1,158,830)		—	—
Change in unrealized appreciation (depreciation)[2]	1,252,442		250,400	(2,838)
Purchases	—		6,457,341	—
Sales	(350,625)		(3,082,826)	(2,026,801)
Transfers into Level 3	—		—	—
Transfers out of Level 3[3]	—		—	—
Balance as of April 30, 2018	$0	*	$3,640,000	—
Net change in unrealized appreciation (depreciation) for investments in securities still held at April 30, 2018[2]	—		$250,400	—

	Senior Loans
Investments in Securities (cont’d)	Consumer Discretionary	Consumer Staples	Energy	Financials	Health Care	Industrials	Utilities
Balance as of April 30, 2017	$6,995,400	$7,848,125	$5,140,792	—	$3,295,250	$4,793,523	$2,650,698
Accrued premiums/discounts	10,336	36,297	151,128	—	3,181	44,113	9,998
Realized gain (loss)[1]	13,354	—	12,281	—	24,606	8,152	36
Change in unrealized appreciation (depreciation)[2]	(113,840)	213,078	(2,956,595)	$35,175	(17,176)	(1,443,241)	957,269
Purchases	—	—	24,521	1,999,950	2,970,160	—	—
Sales	(2,400,000)	—	(669,985)	—	(3,273,242)	(742,517)	(3,618,001)
Transfers into Level 3	—	—	—	—	—	—	—
Transfers out of Level 3[3]	(4,049,850)	(8,097,500)	(1,702,142)	—	—	(2,660,030)	—
Balance as of April 30, 2018	$455,400	—	—	$2,035,125	$3,002,779	—	—
Net change in unrealized appreciation (depreciation) for investments in securities still held at April 30, 2018[2]	$(63,662)	—	—	$35,175	$37,735	—	—

26	Western Asset Middle Market Income Fund Inc. 2018 Annual Report

	Common Stocks		Convertible Preferred Stocks
Investments in Securities (cont’d)	Energy	Utilities	Energy	Warrants		Total
Balance as of April 30, 2017	$7,657,388	—	$5,046,614	—		$45,713,124
Accrued premiums/discounts	—	—	—	—		271,456
Realized gain (loss)[1]	—	—	—	—		(1,100,401)
Change in unrealized appreciation (depreciation)[2]	(1,549,213)	$(264,927)	(75,493)	$(125,485)		(3,840,444)
Purchases	—	2,002,154	245,932	125,485		13,825,543
Sales	—	—	—	—		(16,163,997)
Transfers into Level 3	—	—	—	—		—
Transfers out of Level 3[3]	(3,718,520)	—	(5,217,053)	—		(25,445,095)
Balance as of April 30, 2018	$2,389,655	$1,737,227	—	$0	*	$13,260,186
Net change in unrealized appreciation (depreciation) for investments in securities still held at April 30, 2018[2]	$(511,173)	$(264,927)	—	$(125,485)		$(641,937)

The Fund’s policy is to recognize transfers between levels as of the end of the reporting period.

*	Amount represents less than $1.

[1]	This amount is included in net realized gain (loss) from investment transactions in the accompanying Statement of Operations.

[2]

This amount is included in the change in net unrealized appreciation (depreciation) in the accompanying Statement of Operations. Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

[3]	Transferred out of Level 3 as a result of the availability of a quoted price in an active market for an identical investment or the availability of other significant observable inputs.

(b) Loan participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement related to the loan, or any rights of off-set against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any off-set between the lender and the borrower.

(c) Unfunded loan commitments. The Fund may enter into certain credit agreements where all or a portion of which may be unfunded. The Fund is obligated to fund these commitments at the borrower’s discretion. The commitments are disclosed in the accompanying Schedule of Investments. At April 30, 2018, the Fund had sufficient cash and/or securities to cover these commitments.

Western Asset Middle Market Income Fund Inc. 2018 Annual Report	27

Notes to financial statements (cont’d)

(d) Cash flow information. The Fund invests in securities and distributes dividends from net investment income and net realized gains, which are paid in cash and may be reinvested at the discretion of shareholders. These activities are reported in the Statement of Changes in Net Assets and additional information on cash receipts and cash payments are presented in the Statement of Cash Flows.

(e) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(f) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(g) Credit and market risk. The Fund invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price

28	Western Asset Middle Market Income Fund Inc. 2018 Annual Report

volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investments in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

(h) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income (including interest income from payment-in-kind securities), adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Paydown gains and losses on mortgage- and asset-backed securities are recorded as adjustments to interest income. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(i) Distributions to shareholders. Distributions from net investment income of the Fund, if any, are declared and paid on a quarterly basis. Distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(j) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(k) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of April 30, 2018, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

(l) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications

Western Asset Middle Market Income Fund Inc. 2018 Annual Report	29

Notes to financial statements (cont’d)

have no effect on net assets or net asset value per share. During the current year, the following reclassifications have been made:

	Undistributed Net Investment Income	Accumulated Net Realized Loss
(a)	$(35,425)	$35,425

(a)	Reclassifications are due to book/tax differences in the treatment of distributions from certain investments.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager. Western Asset Management Company (“Western Asset”) is the Fund’s subadviser. Western Asset Management Company Limited (“Western Asset Limited”), Western Asset Management Company Pte. Ltd. (“Western Singapore”) and Western Asset Management Company Ltd (“Western Japan”) serve as additional subadvisers to the Fund, pursuant to separate subadvisory agreements with Western Asset. LMPFA, Western Asset, Western Asset Limited, Western Singapore and Western Japan are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

LMPFA provides administrative and certain oversight services to the Fund. The Fund pays LMPFA an investment management fee, calculated daily and paid monthly, at an annual rate of 1.25% of the Fund’s average daily managed assets, which are net assets of the Fund plus the principal amount of any borrowings and any preferred stock that may be outstanding. Effective December 1, 2016, LMPFA implemented a voluntary investment management fee waiver of 0.10% that will continue until November 30, 2018.

LMPFA delegates to Western Asset the day-to-day portfolio management of the Fund. Western Asset Limited, Western Singapore and Western Japan provide certain subadvisory services to the Fund relating to currency transactions and investments in non-U.S. dollar denominated debt securities. For its services, LMPFA pays Western Asset monthly 90% of the net management fee it receives from the Fund. In turn, Western Asset pays Western Asset Limited, Western Singapore and Western Japan a fee for their services at no additional expense to the Fund. Each of Western Asset Limited, Western Singapore and Western Japan receives a fee from Western Asset, payable monthly, in an amount equal to 100% of the management fee paid to Western Asset on the assets that Western Asset allocates to each such non-U.S. subadviser to manage.

During periods in which the Fund utilizes financial leverage, the fees paid to LMPFA will be higher than if the Fund did not utilize leverage because the fees are calculated as a percentage of the Fund’s assets, including those investments purchased with leverage.

During the year ended April 30, 2018, fees waived and/or expenses reimbursed amounted to $272,600.

All officers and one Director of the Fund are employees of Legg Mason or its affiliates and do not receive compensation from the Fund.

30	Western Asset Middle Market Income Fund Inc. 2018 Annual Report

3. Investments

During the year ended April 30, 2018, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$83,607,104
Sales	165,577,581

At April 30, 2018, the aggregate cost of investments and the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Depreciation
Securities	$250,501,330	$10,607,786	$(19,723,521)	$(9,115,735)

4. Derivative instruments and hedging activities

During the year ended April 30, 2018, the Fund did not invest in derivative instruments.

5. Tender offers

On May 17, 2016, the Fund announced that the Fund’s Board of Directors had approved a tender offer for up to 2.5% of the Fund’s Shares or 7,816 Shares of the Fund. The tender offer was conducted at a price equal to the Fund’s net asset value per Share of the Fund’s Shares on the day on which the tender offer expired. The tender offer commenced on June 6, 2016 and expired on July 6, 2016. On July 13, 2016, the Fund announced the final results of the tender offer. A total of 15,637 Shares were duly tendered and not withdrawn. Because the number of Shares tendered exceeded 7,816 Shares, the tender offer was oversubscribed. Therefore, in accordance with the terms and conditions specified in the tender offer, the Fund purchased Shares from all tendering stockholders on a pro rata basis, disregarding fractions. Accordingly, on a pro rata basis, approximately 50% of Shares for each stockholder who properly tendered shares were accepted for payment. The Fund transmitted payment to purchase the duly tendered and accepted shares on July 12, 2016. The purchase price of properly tendered Shares was $720.59 per Share, equal to the per Share net asset value as of the close of the regular trading session of the New York Stock Exchange on July 6, 2016. Shares that were tendered but not accepted for payment and Shares that were not tendered will remain outstanding.

On August 12, 2016, the Fund announced that the Fund’s Board of Directors had approved a tender offer to purchase for cash up to 2.5% of the Fund’s outstanding Shares or 7,642 Shares of the Fund. The tender offer was conducted at a price equal to the Fund’s net asset value per Share of the Fund’s Shares on the day on which the tender offer expired. The tender offer commenced on September 6, 2016 and expired on October 5, 2016. On October 13, 2016, the Fund announced the final results of the tender offer. A total of 14,286 Shares were duly tendered and not withdrawn. Because the number of Shares tendered exceeded 7,642 Shares, the tender offer was oversubscribed. Therefore in accordance with the terms and conditions specified in the tender offer, the Fund purchased Shares from all tendering stockholders on a pro rata basis, disregarding fractions. Accordingly, on a pro rata basis,

Western Asset Middle Market Income Fund Inc. 2018 Annual Report	31

Notes to financial statements (cont’d)

approximately 53% of Shares for each stockholder who properly tendered Shares were accepted for payment. The Fund transmitted payment to purchase the duly tendered and accepted Shares on October 12, 2016. The purchase price of properly tendered Shares was $771.15 per Share, equal to the per Share net asset value as of the close of the regular trading session of the New York Stock Exchange on October 5, 2016. Shares that were tendered but not accepted for payment and Shares that were not tendered will remain outstanding.

On November 11, 2016, the Fund announced that the Fund’s Board of Directors had approved a tender offer for up to 2.5% of the Fund’s outstanding Shares or 7,470 Shares of the Fund. The tender offer was conducted at a price equal to the Fund’s net asset value per Share of the Fund’s Shares on the day on which the tender offer expired. The tender offer commenced on December 5, 2016 and expired on January 4, 2017. On January 6, 2017, the Fund announced the final results of the tender offer. A total of 11,036 Shares were duly tendered and not withdrawn. Because the number of Shares tendered exceeded 7,470 Shares, the tender offer was oversubscribed. Therefore, in accordance with the terms and conditions specified in the tender offer, the Fund purchased Shares from all tendering stockholders on a pro rata basis, disregarding fractions. Accordingly, on a pro rata basis, approximately 68% of Shares for each stockholder who properly tendered Shares were accepted for payment. The Fund transmitted payment to purchase the duly tendered and accepted Shares on January 10, 2017. The purchase price of properly tendered Shares was $789.82 per Share, equal to the Fund’s per Share net asset value as of the close of the regular trading session of the New York Stock Exchange on January 4, 2017. Shares repurchased and the corresponding dollar amount are included on the Statement of Changes in Net Assets. Shares that were tendered but not accepted for payment and Shares that were not tendered will remain outstanding.

On February 13, 2017, the Fund announced that the Fund’s Board of Directors had approved a tender offer for up to 2.5% of the Fund’s outstanding Shares or 7,305 Shares of the Fund. The tender offer was conducted at a price equal to the Fund’s net asset value per Share of the Fund’s Shares on the day on which the tender offer expired. The tender offer commenced on March 7, 2017 and expired on April 5, 2017. On April 7, 2017, the Fund announced the final results of the tender offer. A total of 16,184 Shares were duly tendered and not withdrawn. Because the number of Shares tendered exceeded 7,305 Shares, the tender offer was oversubscribed. Therefore, in accordance with the terms and conditions specified in the tender offer, the Fund purchased Shares from all tendering stockholders on a pro rata basis, disregarding fractions. Accordingly, on a pro rata basis, approximately 45% of Shares for each stockholder who properly tendered Shares were accepted for payment. The Fund transmitted payment to purchase the duly tendered and accepted Shares on April 12, 2017. The purchase price of properly tendered Shares was $798.03 per Share, equal to the Fund’s per Share net asset value as of the close of the regular trading session of the New York Stock Exchange on April 5, 2017. Shares repurchased and the corresponding dollar amount are included on the Statement of Changes in Net Assets. Shares that were tendered but not accepted for payment and Shares that were not tendered will remain outstanding.

32	Western Asset Middle Market Income Fund Inc. 2018 Annual Report

On May 15, 2017, the Fund announced that the Fund’s Board of Directors had approved a tender offer for up to 2.5% of the Fund’s Shares or 7,143 Shares of the Fund. The tender offer was conducted at a price equal to the Fund’s net asset value per Share of the Fund’s Shares on the day on which the tender offer expired. The tender offer commenced on June 5, 2017 and expired on July 5, 2017. On July 10, 2017, the Fund announced the final results of the tender offer. A total of 14,861 Shares were duly tendered and not withdrawn. Because the number of Shares tendered exceeded 7,143 Shares, the tender offer was oversubscribed. Therefore, in accordance with the terms and conditions specified in the tender offer, the Fund purchased Shares from all tendering stockholders on a pro rata basis, disregarding fractions. Accordingly, on a pro rata basis, approximately 48% of Shares for each stockholder who properly tendered Shares were accepted for payment. The Fund transmitted payment to purchase the duly tendered and accepted Shares on July 11, 2017. The purchase price of properly tendered Shares was $778.26 per Share, equal to the Fund’s per Share net asset value as of the close of the regular trading session of the New York Stock Exchange on July 5, 2017. Shares repurchased and the corresponding dollar amount are included on the Statement of Changes in Net Assets. Shares that were tendered but not accepted for payment and Shares that were not tendered will remain outstanding.

On August 11, 2017, the Fund announced that the Fund’s Board of Directors had approved a tender offer to purchase for cash up to 2.5% of the Fund’s outstanding Shares or 6,986 Shares of the Fund. The tender offer was conducted at a price equal to the Fund’s net asset value per Share of the Fund’s Shares on the day on which the tender offer expired. The tender offer commenced on September 5, 2017 and expired on October 4, 2017. On October 6, 2017, the Fund announced the final results of the tender offer. A total of 15,238 Shares were duly tendered and not withdrawn. Because the number of Shares tendered exceeded 6,986 Shares, the tender offer was oversubscribed. Therefore, in accordance with the terms and conditions specified in the tender offer, the Fund purchased Shares from all tendering stockholders on a pro rata basis, disregarding fractions. Accordingly, on a pro rata basis, approximately 46% of Shares for each stockholder who properly tendered Shares were accepted for payment. The Fund transmitted payment to purchase the duly tendered and accepted Shares on October 10, 2017. The purchase price of properly tendered Shares was $771.72 per Share, equal to the Fund’s per Share net asset value as of the close of the regular trading session of the New York Stock Exchange on October 4, 2017. Shares repurchased and the corresponding dollar amount are included on the Statement of Changes in Net Assets. Shares that were tendered but not accepted for payment and Shares that were not tendered will remain outstanding.

On November 10, 2017, the Fund announced that the Fund’s Board of Directors had approved a tender offer to purchase for cash up to 2.5% of the Fund’s outstanding Shares or 6,809 Shares of the Fund. The tender offer was conducted at a price equal to the Fund’s net asset value per Share of the Fund’s Shares on the day on which the tender offer expired. The tender offer commenced on December 1, 2017 and expired on January 3, 2018. On January 8, 2018, the Fund announced the final results of the tender offer. A total of 19,018 Shares were duly tendered and not withdrawn. Because the number of Shares

Western Asset Middle Market Income Fund Inc. 2018 Annual Report	33

Notes to financial statements (cont’d)

tendered exceeded 6,809 Shares, the tender offer was oversubscribed. Therefore, in accordance with the terms and conditions specified in the tender offer, the Fund purchased Shares from all tendering stockholders on a pro rata basis, disregarding fractions. Accordingly, on a pro rata basis, approximately 36% of Shares for each stockholder who properly tendered Shares were accepted for payment. The Fund transmitted payment to purchase the duly tendered and accepted Shares on January 8, 2018. The purchase price of properly tendered Shares was $764.75 per Share, equal to the Fund’s per Share net asset value as of the close of the regular trading session of the New York Stock Exchange on January 3, 2018. Shares repurchased and the corresponding dollar amount are included on the Statement of Changes in Net Assets. Shares that were tendered but not accepted for payment and Shares that were not tendered will remain outstanding.

On February 12, 2018, the Fund announced that the Fund’s Board of Directors had approved a tender offer to purchase for cash up to 2.5% of the Fund’s outstanding Shares or 6,675 Shares of the Fund. The tender offer was conducted at a price equal to the Fund’s net asset value per Share of the Fund’s Shares on the day on which the tender offer expired. The tender offer commenced on March 5, 2018 and expired on April 4, 2018. On April 6, 2018, the Fund announced the final results of the tender offer. A total of 22,867 Shares were duly tendered and not withdrawn. Because the number of Shares tendered exceeded 6,675 Shares, the tender offer was oversubscribed. Therefore, in accordance with the terms and conditions specified in the tender offer, the Fund purchased Shares from all tendering stockholders on a pro rata basis, disregarding fractions. Accordingly, on a pro rata basis, approximately 29% of Shares for each stockholder who properly tendered Shares were accepted for payment. The Fund transmitted payment to purchase the duly tendered and accepted Shares on April 9, 2018. The purchase price of properly tendered Shares was $752.87 per Share, equal to the Fund’s per Share net asset value as of the close of the regular trading session of the New York Stock Exchange on April 4, 2018. Shares repurchased and the corresponding dollar amount are included on the Statement of Changes in Net Assets. Shares that were tendered but not accepted for payment and Shares that were not tendered will remain outstanding.

6. Loan

The Fund has a revolving credit agreement with Pershing LLC that allows the Fund to borrow up to an aggregate amount of $136,000,000 subject to approval by Pershing LLC, and renews daily for a 180-day term unless notice to the contrary is given to the Fund. The interest on the loan is calculated at a variable rate based on the one-month LIBOR plus any applicable margin. To the extent of the borrowing outstanding, the Fund is required to maintain collateral in a special custody account at the Fund’s custodian on behalf of Pershing LLC. The Fund’s credit agreement contains customary covenants that, among other things, may limit the Fund’s ability to pay distributions in certain circumstances, incur additional debt, change its fundamental investment policies and engage in certain transactions, including mergers and consolidations, and require asset coverage ratios in addition to those required by the 1940 Act. In addition, the credit agreement may be subject to early termination under certain conditions and may contain other provisions that could limit the Fund’s

34	Western Asset Middle Market Income Fund Inc. 2018 Annual Report

ability to utilize borrowing under the agreement. Interest expense related to the loan for the year ended April 30, 2018 was $1,208,086. For the year ended April 30, 2018, the Fund had an average daily loan balance outstanding of $58,175,068 and the weighted average interest rate was 2.08%. At April 30, 2018, the Fund had $47,400,000 of borrowings outstanding.

7. Distribution subsequent to April 30, 2018

The following distribution has been declared by the Fund’s Board of Directors and is payable subsequent to the period end of this report:

Record Date	Payable Date	Amount
6/22/2018	7/2/2018	$17.65

8. Restricted securities

The following Fund investments are restricted as to resale.

Security	Number of Shares/Face Amount/ Warrants	Acquisition Date	Cost	Value at 4/30/2018		Value per Share/Unit	Percent of Net Assets
Berry Petroleum Co., Convertible Preferred Stock	6,807	2/17	$68,592	$77,004		$11.31	0.04%
BioScrip Inc., Second Lien Notes, 10.500%, due 6/30/22	$3,181,819	6/17	3,071,418	3,309,091		104.00	1.67
BioScrip Inc., Second Lien Delayed Draw Notes, 10.500%, due 8/15/20	$318,182	6/17	318,182	330,909		104.00	0.17
BioScrip Inc., Warrants	1	6/17	125,485	0	*(a)	0.00	0.00
Total			$3,583,677	$3,717,004			1.88%

*	Amount represents less than $1.

(a)	Security is valued in good faith in accordance with procedures approved by the Board of Directors.

9. Income tax information and distributions to shareholders

The tax character of distributions paid during the fiscal years ended April 30, was as follows:

	2018	2017
Distributions paid from:
Ordinary income	$21,701,280	$27,213,345

As of April 30, 2018, the components of accumulated earnings (losses) on a tax basis were as follows:

Undistributed ordinary income — net	$599,085
Deferred capital losses*	(67,352,368)
Other book/tax temporary differences(a)	(54,317)
Unrealized appreciation (depreciation)(b)	(9,115,735)
Total accumulated earnings (losses) — net	$(75,923,335)

*	These capital losses have been deferred in the current year as either short-term or long-term losses. The losses will be deemed to occur on the first day of the next taxable year in the same character as they were originally deferred and will be available to offset future taxable capital gains.

Western Asset Middle Market Income Fund Inc. 2018 Annual Report	35

Notes to financial statements (cont’d)

(a)	Other book/tax temporary differences are attributable to book/tax differences in the timing of the deductibility of various expenses.

(b)	The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable to the tax deferral of losses on wash sales.

10. Recent accounting pronouncement

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and amended existing rules (together, the “final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X was August 1, 2017. The Fund has adopted the amendments to Regulation S-X and, upon evaluation, has concluded that the amendments do not materially impact the financial statement amounts; however, as required, additional or enhanced disclosure has been included.

11. Subsequent event

The Fund announced on May 11, 2018 that the Fund’s Board of Directors had approved a tender offer for up to 2.5% of the Fund’s outstanding shares of common stock. The tender offer will be conducted at a price equal to the Fund’s net asset value per share of common stock on the day on which the tender offer expires. The Fund commenced its tender offer on June 4, 2018, with the expiration of the tender offer currently expected to be July 3, 2018.

36	Western Asset Middle Market Income Fund Inc. 2018 Annual Report

Report of independent registered public accounting firm

To the Board of Directors and Shareholders of

Western Asset Middle Market Income Fund Inc.

Opinion on the financial statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Western Asset Middle Market Income Fund Inc. (the “Fund”) as of April 30, 2018, and the related statements of operations, changes in net assets, and cash flows, including the related notes, and the financial highlights for the year ended April 30, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of April 30, 2018, and the results of its operations, changes in its net assets, its cash flows and the financial highlights for the year ended April 30, 2018 in conformity with accounting principles generally accepted in the United States of America.

The financial statements of the Fund as of and for the year ended April 30, 2017 and the financial highlights for each of the periods ended on or prior to April 30, 2017 (not presented herein, other than the statement of changes in net assets and the financial highlights) were audited by other auditors whose report dated June 22, 2017 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of April 30, 2018 by correspondence with the custodian, agent banks and brokers; when replies were not received, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Baltimore, MD

June 22, 2018

We have served as the auditor of one or more investment companies in Legg Mason investment company group since at least 1973. We have not determined the specific year we began serving as auditor.

Western Asset Middle Market Income Fund Inc. 2018 Annual Report	37

Board approval of management and subadvisory agreements (unaudited)

Background

The Investment Company Act of 1940, as amended (the “1940 Act”), requires that the Board of Directors (the “Board”) of Western Asset Middle Market Income Fund Inc. (the “Fund”), including a majority of its members who are not considered to be “interested persons” under the 1940 Act (the “Independent Directors”) voting separately, approve on an annual basis the continuation of the investment management contract (the “Management Agreement”) with the Fund’s manager, Legg Mason Partners Fund Advisor, LLC (the “Manager”), and the sub-advisory agreements (individually, a “Sub-Advisory Agreement,” and collectively, the “Sub-Advisory Agreements”) with the Manager’s affiliates, Western Asset Management Company (“Western Asset”), Western Asset Management Company Limited in London (“Western Asset London”), Western Asset Management Company Pte. Ltd. in Singapore (“Western Asset Singapore”), Western Asset Management Ltd (Japan) (“Western Asset Japan” and, together with Western Asset, Western Asset London and Western Asset Singapore, the “Sub-Advisers”). At a meeting (the “Contract Renewal Meeting”) held in-person on November 8 and 9, 2017, the Board, including the Independent Directors, considered and approved the continuation of each of the Management Agreement and the Sub-Advisory Agreements for an additional one-year term. To assist in its consideration of the renewals of the Management Agreement and the Sub-Advisory Agreements, the Board received and considered a variety of information (together with the information provided at the Contract Renewal Meeting, the “Contract Renewal Information”) about the Manager and the Sub-Advisers, as well as the management and sub-advisory arrangements for the Fund and the other closed-end funds in the same complex under the Board’s supervision (the “Legg Mason Closed-end Funds”), certain portions of which are discussed below. A presentation made by the Manager and Western Asset to the Board at the Contract Renewal Meeting in connection with its evaluations of the Management Agreement and the Sub-Advisory Agreements encompassed the Fund and other Legg Mason Closed-end Funds. In addition to the Contract Renewal Information, the Board received performance and other information throughout the year related to the respective services rendered by the Manager and the Sub-Advisers to the Fund. The Board’s evaluation took into account the information received throughout the year and also reflected the knowledge and familiarity gained as members of the Boards of the Fund and other Legg Mason Closed-end Funds with respect to the services provided to the Fund by the Manager and the Sub-Advisers.

At a meeting held by conference call on November 2, 2017, the Independent Directors in preparation for the Contract Renewal Meeting met in a private session with their independent counsel to review Contract Renewal Information in respect of the Legg Mason Closed-end Funds, including the Fund, received to date. No representatives of the Manager or Western Asset participated in this meeting. The discussion below reflects all of these reviews.

38	Western Asset Middle Market Income Fund Inc.

The Manager provides the Fund with investment advisory and administrative services pursuant to the Management Agreement and the Sub-Advisers together provide the Fund with certain investment sub-advisory services pursuant to the Sub-Advisory Agreements. The discussion below covers both the advisory and administrative functions being rendered by the Manager, each such function being encompassed by the Management Agreement, and the investment sub-advisory functions being rendered by the Sub-Advisers.

Board approval of management agreement and sub-advisory agreements

In its deliberations regarding renewal of the Management Agreement and the Sub-Advisory Agreements, the Board, including the Independent Directors, considered the factors below.

Nature, extent and quality of the services under the management agreement and sub-advisory agreements

The Board received and considered Contract Renewal Information regarding the nature, extent, and quality of services provided to the Fund by the Manager and the Sub-Advisers under the Management Agreement and the Sub-Advisory Agreements, respectively, during the past year. The Board also reviewed Contract Renewal Information regarding the Fund’s compliance policies and procedures established pursuant to the 1940 Act.

The Board reviewed the qualifications, backgrounds, and responsibilities of the Fund’s senior personnel and the portfolio management team primarily responsible for the day-to-day portfolio management of the Fund. The Board also considered, based on its knowledge of the Manager and its affiliates, the Contract Renewal Information and the Board’s discussions with the Manager and Western Asset at the Contract Renewal Meeting, the general reputation and investment performance records of the Manager, Western Asset and their affiliates and the financial resources available to the corporate parent of the Manager and the Sub-Advisers, Legg Mason, Inc. (“Legg Mason”), to support their activities in respect of the Fund and the other Legg Mason Closed-end Funds.

The Board reviewed the responsibilities of the Manager and the Sub-Advisers under the Management Agreement and the Sub-Advisory Agreements, respectively, including the Manager’s coordination and oversight of the services provided to the Fund by the Sub-Advisers and others and Western Asset’s coordination and oversight of the services provided to the Fund by Western Asset London, Western Asset Singapore and Western Asset Japan. The Management Agreement permits the Manager to delegate certain of its responsibilities, including its investment advisory duties thereunder, provided that the Manager, in each case, will supervise the activities of the delegee. Pursuant to this provision of the Management Agreement, the Manager does not provide day-to-day portfolio management services to the Fund. Rather, portfolio management services for the Fund are provided by Western Asset pursuant to the Sub-Advisory Agreement (the “Western Asset Sub-Advisory Agreement”) between the Manager and Western Asset. The Western Asset Sub-Advisory Agreement permits Western Asset to delegate certain of its responsibilities, including its investment sub-advisory duties thereunder, provided that Western Asset, in each case, will supervise the activities of the delegee. Pursuant to this provision of the

Western Asset Middle Market Income Fund Inc.	39

Board approval of management and subadvisory agreements (unaudited) (cont’d)

Western Asset Sub-Advisory Agreement, Western Asset London, Western Asset Singapore and Western Asset Japan help to provide portfolio management services to the Fund pursuant to separate Sub-Advisory Agreements with Western Asset.

In reaching its determinations regarding continuation of the Management Agreement and the Sub-Advisory Agreements, the Board took into account that Fund shareholders, in pursuing their investment goals and objectives, likely purchased their shares based upon the reputation and the investment style, philosophy and strategy of the Manager and Western Asset, as well as the resources available to the Manager and the Sub-Advisers.

The Board concluded that, overall, the nature, extent, and quality of the management and other services provided to the Fund under the Management Agreement and the Sub-Advisory Agreements have been satisfactory under the circumstances.

Fund performance

The Board received and considered information regarding Fund performance, including information and analyses (the “Broadridge Performance Information”) for the Fund, as well as for a group of funds (the “Performance Universe”) selected by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data. The Board was provided with a description of the methodology Broadridge used to determine the similarity of the Fund with the funds included in the Performance Universe. The Performance Universe included the Fund and all leveraged high yield closed-end funds, as classified by Broadridge, regardless of asset size. The Performance Universe consisted of thirty-two funds, including the Fund, for the 1-year period ended June 30, 2017. The Fund commenced operations on August 26, 2014. The Board noted that it had received and discussed with the Manager and Western Asset information throughout the year at periodic intervals comparing the Fund’s performance against its benchmark and its peer funds as selected by Broadridge.

The Broadridge Performance Information comparing the Fund’s performance to that of the Performance Universe based on net asset value per share showed, among other things, that the Fund’s performance was ranked in the first quintile among the funds in the Performance Universe for the 1-year period ended June 30, 2017 and was better than the Performance Universe median. In these performance rankings, the first quintile represents funds with the best performance among the Funds in the Performance Universe and the fifth quintile represents funds with the poorest performance among the funds in the Performance Universe. Among other things, the Manager noted that the Fund is structured differently than most closed-end funds and questioned the Fund’s classification by Broadridge as a leveraged high yield closed-end fund for performance comparison purposes. The Board considered that the Fund’s dissimilarity from the other funds in the Performance Universe made meaningful performance comparisons difficult. In addition to the Fund’s performance relative to the Performance Universe, the Board considered the Fund’s performance in absolute terms and the Fund’s performance relative to its benchmark for the 1-year period ended June 30, 2017. On a net asset value basis, the Fund outperformed its benchmark for that period.

40	Western Asset Middle Market Income Fund Inc.

Based on the reviews and discussions of Fund performance and considering other relevant factors noted above, the Board concluded, under the circumstances, that continuation of the Management Agreement and the Sub-Advisory Agreements for an additional one-year period would be consistent with the interests of the Fund and its shareholders.

Management fees and expense ratios

The Board reviewed and considered the management fee (the “Management Fee”) payable by the Fund to the Manager under the Management Agreement and the sub-advisory fees (the “Sub-Advisory Fees”) payable to the Sub-Advisers under the Sub-Advisory Agreements in light of the nature, extent and overall quality of the management, investment advisory and other services provided by the Manager and the Sub-Advisers. The Board noted that a voluntary Management Fee Waiver (the “Waiver”) initially implemented by the Manager in 2016 and scheduled to expire December 1, 2017 was extended by the Manager at the Contract Renewal Meeting and will expire November 30, 2018. The Board noted that the Sub-Advisory Fee payable to Western Asset under the Western Asset Sub-Advisory Agreement is paid by the Manager, not the Fund, and, accordingly, that the retention of Western Asset does not increase the fees or expenses otherwise incurred by the Fund’s shareholders. Similarly, the Board noted that the Sub-Advisory Fees payable to Western Asset London, Western Asset Singapore and Western Asset Japan under their Sub-Advisory Agreements with Western Asset are paid by Western Asset, not the Fund, and, accordingly, that the retentions of Western Asset London, Western Asset Singapore and Western Asset Japan do not increase the fees or expenses otherwise incurred by the Fund’s shareholders.

Additionally, the Board received and considered information and analyses prepared by Broadridge (the “Broadridge Expense Information”) comparing the Management Fee and the Fund’s overall expenses with those of funds in an expense group (the “Expense Group”) selected and provided by Broadridge. The comparison was based upon the constituent funds’ latest fiscal years. The Expense Group consisted of the Fund and fourteen other leveraged high yield closed-end funds, as classified by Broadridge. The fifteen funds in the Expense Group had average net common share assets ranging from $110.8 million to $383.7 million. Seven of the other Expense Group funds were larger than the Fund and seven were smaller.

The Broadridge Expense Information, comparing the Management Fee as well as the Fund’s actual total expenses to the Fund’s Expense Group, showed, among other things, that the Management Fee on a contractual basis was ranked fourteenth among the fifteen funds in the Expense Group (first being lowest and, therefore, best in these expense components). The Fund’s actual Management Fee (i.e., giving effect to any voluntary fee waivers implemented by the Manager with respect to the Fund and by the managers of the other Expense Group funds) was ranked thirteenth among the funds in the Expense Group compared on the basis of common share assets only and fourteenth among the Expense Group Funds when compared on the basis of common share assets and leveraged assets. The

Western Asset Middle Market Income Fund Inc.	41

Board approval of management and subadvisory agreements (unaudited) (cont’d)

Fund’s actual total expenses ranked twelfth among the funds in the Expense Group whether compared on the basis of common share assets only or on the basis of common share assets and leveraged assets. Each of the Fund’s expense components was worse (i.e., higher) than the Expense Group median for that expense component. The Board noted the Manager’s belief that the Fund’s classification as a leveraged high yield closed-end fund made meaningful expense comparisons difficult, and that the small number and varying sizes of funds comprising the Expense Group further complicated meaningful expense comparisons. The Board considered that the Fund’s expenses were reduced by the Waiver during the most recent period covered by the analysis and that the Waiver is scheduled to expire November 30, 2018. Consequently, the Managers’ profitability level could increase for future periods.

The Board also reviewed Contract Renewal Information regarding fees charged by the Manager to other U.S. clients investing primarily in an asset class similar to that of the Fund, including, where applicable, institutional and separate accounts. The Board was advised that the fees paid by such institutional, separate account and other clients (collectively, “institutional clients”) generally are lower, and may be significantly lower, than the Management Fee. The Contract Renewal Information discussed the significant differences in scope of services provided to the Fund and to institutional clients. Among other things, institutional clients have fewer compliance, administration and other needs than the Fund and the Fund is subject not only to heightened regulatory requirements relative to institutional clients but also to requirements for listing on the New York Stock Exchange. The Contract Renewal Information noted further that the Fund is provided with administrative services, office facilities, Fund officers (including the Fund’s chief executive, chief financial and chief compliance officers), and that the Manager coordinates and oversees the provision of services to the Fund by other fund service providers. The Contract Renewal Information included information regarding management fees paid by open-end mutual funds in the same complex (the “Legg Mason Open-end Funds”) and such information indicated that the management fees paid by the Legg Mason Closed-end Funds generally were higher than those paid by the Legg Mason Open-end Funds. The Manager, in response to an inquiry from the Board as to the reasons for the fee differential, provided information as to differences between the services provided to the Fund and the other Legg Mason Closed-end Funds and the services provided to the Legg Mason Open-end Funds. The Board considered the fee comparisons in light of the different services provided in managing these other types of clients and funds.

Taking all of the above into consideration, the Board determined that the Management Fee and the Sub-Advisory Fees were reasonable in light of the nature, extent and overall quality of the management, investment advisory and other services provided to the Fund under the Management Agreement and the Sub-Advisory Agreements.

42	Western Asset Middle Market Income Fund Inc.

Manager profitability

The Board, as part of the Contract Renewal Information, received an analysis of the profitability to the Manager and its affiliates in providing services to the Fund for the Manager’s fiscal years ended March 31, 2017 and March 31, 2016. The Board also received profitability information with respect to the Legg Mason fund complex as a whole. In addition, the Board received Contract Renewal Information with respect to the Manager’s revenue and cost allocation methodologies used in preparing such profitability data. The profitability to each of the Sub-Advisers was not considered to be a material factor in the Board’s considerations since Western Asset’s Sub-Advisory Fee is paid by the Manager, not the Fund, and the Sub-Advisory Fees for Western Asset London, Western Asset Singapore and Western Asset Japan are paid by Western Asset, not the Fund. The profitability analysis presented to the Board as part of the Contract Renewal Information indicated that profitability to the Manager had increased significantly during the period covered by the analysis reflecting non-recurring structuring fees and organizational costs that were incurred in 2015 but not 2016. Notwithstanding that significant increase, the reported profitability to the Manager was at a level that the Board did not consider to be excessive in light of judicial guidance and the nature, extent and overall quality of the investment advisory and other services provided to the Fund. The Board also considered that the Fee Waiver reduced the Fund’s profitability level to the Manager and its affiliates during the period covered by the analysis and will expire on November 30, 2018. Consequently, the Manager’s profitability could increase for future periods.

Economies of scale

The Board received and discussed Contract Renewal Information concerning whether the Manager realizes economies of scale if the Fund’s assets grow. The Board noted that because the Fund is a closed-end fund with no current plans to seek additional assets beyond maintaining its dividend reinvestment plan, any significant growth in its assets generally will occur through appreciation in the value of the Fund’s investment portfolio, rather than sales of additional shares in the Fund. The Board determined that the Management Fee structure, which incorporates no breakpoints reducing the Management Fee at specified increased asset levels, was appropriate under present circumstances.

Other benefits to the manager and the sub-advisers

The Board considered other benefits received by the Manager, the Sub-Advisers and their affiliates as a result of their relationship with the Fund and did not regard such benefits as excessive.

*  *  *  *  *  *

In light of all of the foregoing and other relevant factors, the Board determined, under the circumstances, that continuation of the Management Agreement and the Sub-Advisory Agreements would be consistent with the interests of the Fund and its shareholders and unanimously voted to continue each Agreement for a period of one additional year. No single

Western Asset Middle Market Income Fund Inc.	43

Board approval of management and subadvisory agreements (unaudited) (cont’d)

factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve continuation of the Management Agreement and the Sub-Advisory Agreements, and each Board member may have attributed different weights to the various factors. The Independent Directors were advised by separate independent legal counsel throughout the process. Prior to the Contract Renewal Meeting, the Board received a memorandum prepared by the Manager discussing its responsibilities in connection with the proposed continuation of the Management Agreement and the Sub-Advisory Agreements as part of the Contract Renewal Information and the Independent Directors separately received a memorandum discussing such responsibilities from their independent counsel. Prior to voting, the Independent Directors also discussed the proposed continuation of the Management Agreement and the Sub-Advisory Agreements in private sessions with their independent legal counsel at which no representatives of the Manager or any Sub-Adviser were present.

44	Western Asset Middle Market Income Fund Inc.

Additional information (unaudited)

Information about Directors and Officers

The business and affairs of Western Asset Middle Market Income Fund Inc. (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Directors. The business address of each Director is c/o Jane Trust, Legg Mason, 100 International Drive, 11th Floor, Baltimore, Maryland 21202. Information pertaining to the Directors and officers of the Fund is set forth below.

Independent Directors†:

Robert D. Agdern
Year of birth	1950
Position(s) held with Fund	Director and Member of Nominating and Audit Committees
Term of office and length of time served	Since 2015
Principal occupation(s) during past five years	Member of the Advisory Committee of the Dispute Resolution Research Center at the Kellogg Graduate School of Business, Northwestern University (2002 to 2016); formerly, Deputy General Counsel responsible for western hemisphere matters for BP PLC (1999 to 2001); formerly, Associate General Counsel at Amoco Corporation responsible for corporate, chemical, and refining and marketing matters and special assignments (1993 to 1998) (Amoco merged with British Petroleum in 1998 forming BP PLC).
Number of portfolios in fund complex overseen by Director (including the Fund)	25
Other board memberships held by Director during past five years	None

Carol L. Colman
Year of birth	1946
Position(s) held with Fund	Director and Member of Nominating and Audit Committees
Term of office and length of time served	Since 2014
Principal occupation(s) during past five years	President, Colman Consulting Company (consulting)
Number of portfolios in fund complex overseen by Director (including the Fund)	25
Other board memberships held by Director during past five years	None

Daniel P. Cronin
Year of birth	1946
Position(s) held with Fund	Director and Member of Nominating and Audit Committees
Term of office and length of time served	Since 2014
Principal occupation(s) during past five years	Retired; formerly, Associate General Counsel, Pfizer Inc. (prior to and including 2004)
Number of portfolios in fund complex overseen by Director (including the Fund)	25
Other board memberships held by Director during past five years	None

Western Asset Middle Market Income Fund Inc.	45

Additional information (unaudited) (cont’d)

Information about Directors and Officers

Independent Directors cont’d

Paolo M. Cucchi
Year of birth	1941
Position(s) held with Fund	Director and Member of Nominating and Audit Committees
Term of office and length of time served	Since 2014
Principal occupation(s) during past five years	Emeritus Professor of French and Italian (since 2014) and formerly, Vice President and Dean of The College of Liberal Arts (1984 to 2009) and Professor of French and Italian (2009 to 2014) at Drew University
Number of portfolios in fund complex overseen by Director (including the Fund)	25
Other board memberships held by Director during past five years	None

Leslie H. Gelb
Year of birth	1937
Position(s) held with Fund	Director and Member of Nominating and Audit Committees
Term of office and length of time served	Since 2014
Principal occupation(s) during past five years	Consultant and Lecturer; President Emeritus (since 2003); formerly, Senior Board Fellow (2003 to 2015) and President, (prior to 2003), the Council on Foreign Relations; formerly, Columnist, Deputy Editorial Page Editor and Editor, Op-Ed Page, The New York Times
Number of portfolios in fund complex overseen by Director (including the Fund)	25
Other board memberships held by Director during past five years	Director of two registered investment companies advised by Aberdeen Asset Management Asia Limited (since 1994); Trustee, Encyclopedia Brittanica; Director, Centre Partners IV and V, LP and Affiliates

William R. Hutchinson
Year of birth	1942
Position(s) held with Fund	Director and Member of Nominating and Audit Committees
Term of office and length of time served	Since 2014
Principal occupation(s) during past five years	President, W.R. Hutchinson & Associates Inc. (Consulting) (since 2001)
Number of portfolios in fund complex overseen by Director (including the Fund)	25
Other board memberships held by Director during past five years	Director (Non-Executive Chairman of the Board (since December 1, 2009)), Associated Banc Corp. (banking) (since 1994)

46	Western Asset Middle Market Income Fund Inc.

Independent Directors cont’d

Eileen A. Kamerick
Year of birth	1958
Position(s) held with Fund	Director and Member of Nominating and Audit Committees
Term of office and length of time served	Since 2014
Principal occupation(s) during past five years	National Association of Corporate Directors Board Leadership Fellow and financial expert; Adjunct Professor, The University of Chicago Law School (since 2018); Adjunct Professor, Washington University in St. Louis and University of Iowa law schools (since 2007); formerly, Senior Advisor to the Chief Executive Officer and Executive Vice President and Chief Financial Officer of ConnectWise, Inc. (software and services company) (2015 to 2016); Chief Financial Officer, Press Ganey Associates (health care informatics company) (2012 to 2014); Managing Director and Chief Financial Officer, Houlihan Lokey (international investment bank) and President, Houlihan Lokey Foundation (2010 to 2012)
Number of portfolios in fund complex overseen by Director (including the Fund)	25
Other board memberships held by Director during past five years	Trustee of AIG Funds and Anchor Series Trust (since 2018); Hochschild Mining plc (precious metals company) (since 2016); Director of Associated Banc-Corp (financial services company) (since 2007); Westell Technologies, Inc. (technology company) (2003 to 2016)

Riordan Roett
Year of birth	1938
Position(s) held with Fund	Director and Member of Nominating and Audit Committees
Term of office and length of time served	Since 2014
Principal occupation(s) during past five years	The Sarita and Don Johnston Professor of Political Science and Director of Latin American Studies, Paul H. Nitze School of Advanced International Studies, The Johns Hopkins University (since 1973)
Number of portfolios in fund complex overseen by Director (including the Fund)	25
Other board memberships held by Director during past five years	None

Western Asset Middle Market Income Fund Inc.	47

Additional information (unaudited) (cont’d)

Information about Directors and Officers

Interested Director and Officer:

Jane Trust, CFA[1]
Year of birth	1962
Position(s) held with Fund	Director, Chairman, President and Chief Executive Officer
Term of office and length of time served	Since 2015
Principal occupation(s) during past five years	Senior Managing Director of Legg Mason & Co., LLC (“Legg Mason & Co.”) (since 2018); Managing Director of Legg Mason & Co. (2016 to 2018); Officer and/or Trustee/Director of 149 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) or its affiliates (since 2015); President and Chief Executive Officer of LMPFA (since 2015); formerly, Senior Vice President of LMPFA (2015); Director of ClearBridge, LLC (formerly, Legg Mason Capital Management, LLC) (2007 to 2014); Managing Director of Legg Mason Investment Counsel & Trust Co. (2000 to 2007)
Number of portfolios in fund complex overseen by Director (including the Fund)	140
Other board memberships held by Director during past five years	None

Additional Officers:

Todd F. Kuehl Legg Mason 100 International Drive, 9th Floor, Baltimore, MD 21202
Year of birth	1969
Position(s) held with Fund	Chief Compliance Officer
Term of office and length of time served	Since 2017
Principal occupation(s) during past five years	Managing Director of Legg Mason & Co. (since 2011); Chief Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006); formerly, Chief Compliance Officer of Legg Mason Private Portfolio Group (prior to 2010); formerly, Branch Chief, Division of Investment Management, U.S. Securities and Exchange Commission (2002 to 2006)

Jenna Bailey Legg Mason 100 First Stamford Place, 5th Floor, Stamford, CT 06902
Year of birth	1978
Position(s) held with Fund	Identity Theft Prevention Officer
Term of office and length of time served	Since 2015
Principal occupation(s) during past five years	Identity Theft Prevention Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2015); Compliance Officer of Legg Mason & Co. (since 2013); Assistant Vice President of Legg Mason & Co. (since 2011); formerly, Associate Compliance Officer of Legg Mason & Co. (2011 to 2013)

48	Western Asset Middle Market Income Fund Inc.

Additional Officers cont’d

Robert I. Frenkel Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1954
Position(s) held with Fund	Secretary and Chief Legal Officer
Term of office and length of time served	Since 2014
Principal occupation(s) during past five years	Vice President and Deputy General Counsel of Legg Mason (since 2006); Managing Director and General Counsel — U.S. Mutual Funds for Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

Thomas C. Mandia Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1962
Position(s) held with Fund	Assistant Secretary
Term of office and length of time served	Since 2014
Principal occupation(s) during past five years	Managing Director and Deputy General Counsel of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); Secretary of LMPFA (since 2006); Assistant Secretary of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); Secretary of LM Asset Services, LLC (“LMAS”) (since 2002) and Legg Mason Fund Asset Management, Inc. (“LMFAM”) (since 2013) (formerly registered investment advisers)

Richard F. Sennett Legg Mason 100 International Drive, 7th Floor, Baltimore, MD 21202
Year of birth	1970
Position(s) held with Fund	Principal Financial Officer
Term of office and length of time served	Since 2014
Principal occupation(s) during past five years	Principal Financial Officer and Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011 and since 2013); Managing Director of Legg Mason & Co. and Senior Manager of the Treasury Policy group for Legg Mason & Co.’s Global Fiduciary Platform (since 2011); Chief Accountant within the SEC’s Division of Investment Management (2007 to 2011); formerly, Assistant Chief Accountant within the SEC’s Division of Investment Management (2002 to 2007)

Western Asset Middle Market Income Fund Inc.	49

Additional information (unaudited) (cont’d)

Information about Directors and Officers

Additional Officers cont’d

Jennifer S. Berg[2] Legg Mason 100 International Drive, 7th Floor, Baltimore, MD 21202
Year of birth	1973
Position(s) held with Fund	Treasurer
Term of office and length of time served	Since 2018
Principal occupation(s) during past five years	Director of Legg Mason & Co. (since 2014); Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2018); formerly, Vice President of Legg Mason & Co. (2011 to 2014)

Jeanne M. Kelly Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1951
Position(s) held with Fund	Senior Vice President
Term of office and length of time served	Since 2014
Principal occupation(s) during past five years	Senior Vice President of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of LMPFA (since 2006); President and Chief Executive Officer of LMAS and LMFAM (since 2015); Managing Director of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); formerly, Senior Vice President of LMFAM (2013 to 2015)

†	Directors who are not “interested persons” of the Fund within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”).

[1]	Ms. Trust is an “interested person” of the Fund as defined in the 1940 Act because Ms. Trust is an officer of LMPFA and certain of its affiliates.

[2]	Effective January 1, 2018, Ms. Berg became Treasurer.

50	Western Asset Middle Market Income Fund Inc.

Annual chief executive officer and principal financial officer certifications (unaudited)

The Fund’s Chief Executive Officer (“CEO”) has submitted to the NYSE the required annual certification and the Fund also has included the Certifications of the Fund’s CEO and Principal Financial Officer required by Section 302 of the Sarbanes-Oxley Act in the Fund’s Form N-CSR filed with the SEC for the period of this report.

Western Asset Middle Market Income Fund Inc.	51

Other shareholder communications regarding accounting matters (unaudited)

The Fund’s Audit Committee has established guidelines and procedures regarding the receipt, retention and treatment of complaints regarding accounting, internal accounting controls or auditing matters (collectively, “Accounting Matters”). Persons with complaints or concerns regarding Accounting Matters may submit their complaints to the Chief Compliance Officer (“CCO”). Persons who are uncomfortable submitting complaints to the CCO, including complaints involving the CCO, may submit complaints directly to the Fund’s Audit Committee Chair. Complaints may be submitted on an anonymous basis.

The CCO may be contacted at:

Legg Mason & Co., LLC

Compliance Department

620 Eighth Avenue, 49th Floor

New York, New York 10018

Complaints may also be submitted by telephone at 1-800-742-5274. Complaints submitted through this number will be received by the CCO.

52	Western Asset Middle Market Income Fund Inc.

Dividend reinvestment plan (unaudited)

Unless you elect to receive distributions in cash (i.e., opt-out), all dividends, including any capital gain dividends and return of capital distributions, on your Common Stock will be automatically reinvested in additional shares of Common Stock at the net asset value determined on the reinvestment date. You may elect not to participate in the Fund’s Dividend Reinvestment Plan (the “Plan”) by contacting the Computershare Inc. (“the Plan Agent”). If you do not participate, you will receive all cash distributions paid by check mailed directly to you by Computershare Inc., as dividend paying agent.

Common Stock in your account will be held by the Plan Agent in non-certificated form. Any proxy you receive will include all shares of Common Stock you have received under the Plan.

You may withdraw from the Plan (i.e., opt-out) by notifying the Plan Agent in writing at 462 South 4th Street, Suite 1600, Louisville, KY 40202 or by calling the Plan Agent at 1-888-888-0151. Such withdrawal will be effective immediately if notice is received by the Plan Agent more than three business days prior to any dividend or distribution payment date for that dividend to be paid out in cash. If the notice is received less than three business days prior to any dividend or distribution payment date, then that dividend will be reinvested and all subsequent dividends or distributions will be paid out in cash. The Plan may be terminated, amended or supplemented by the Fund upon notice in writing mailed to stockholders at least 30 days prior to the record date for the payment of any dividend or distribution by the Fund for which the termination or amendment is to be effective.

Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions. Investors will be subject to income tax on amounts reinvested under the Plan.

The Fund reserves the right to amend or terminate the Plan if, in the judgment of the Board of Directors, the change is warranted. The Plan Agent’s service fee for handling distributions will be paid by the Fund. For participants holding shares directly with the Plan Agent, the Plan Agent will charge each participant a fee of $15.00 plus commissions upon any sale of shares accepted for tender by the Fund. Additional information about the Plan and your account may be obtained from the Plan Agent at Computershare Inc., 462 South 4th Street, Suite 1600, Louisville, KY 40202 or by telephone at 1-888-888-0151.

Western Asset Middle Market Income Fund Inc.	53

Western Asset

Middle Market Income Fund Inc.

Directors

Robert D. Agdern

Carol L. Colman

Daniel P. Cronin

Paolo M. Cucchi

Leslie H. Gelb

William R. Hutchinson

Eileen A. Kamerick

Riordan Roett

Jane Trust

Chairman

Officers

Jane Trust

President and Chief Executive Officer

Richard F. Sennett

Principal Financial Officer

Todd F. Kuehl

Chief Compliance Officer

Jenna Bailey

Identity Theft Prevention Officer

Robert I. Frenkel

Secretary and Chief Legal Officer

Thomas C. Mandia

Assistant Secretary

Jennifer S. Berg*

Treasurer

Jeanne M. Kelly

Senior Vice President

*	Effective January 1, 2018, Ms. Berg became Treasurer.
**	Prior to May 2, 2018, known as Western Asset Management Company.
†	Effective June 11, 2018, BNY became custodian.

Western Asset Middle Market Income Fund Inc.

620 Eighth Avenue

49th Floor

New York, NY 10018

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadvisers

Western Asset Management Company, LLC**

Western Asset Management Company Limited

Western Asset Management Company Ltd

Western Asset Management Company Pte. Ltd.

Custodian

The Bank of New York Mellon (“BNY”)†

Transfer agent

Computershare Inc.

462 South 4th Street, Suite 1600

Louisville, KY 40202

Independent registered public accounting firm

PricewaterhouseCoopers LLP

Baltimore, MD

Legal counsel

Simpson Thacher & Bartlett LLP

425 Lexington Avenue

New York, NY 10017

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds and certain closed-end funds managed or sub-advised by Legg Mason or its affiliates. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Online account access user IDs, passwords, security challenge question responses; and

•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•	The Funds’ representatives such as legal counsel, accountants and auditors; and

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-888-777-0102.

NOT PART OF THE ANNUAL REPORT

Western Asset Middle Market Income Fund Inc.

Western Asset Middle Market Income Fund Inc.

620 Eighth Avenue

49th Floor

New York, NY 10018

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase shares of its stock.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call 1-888-777-0102.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio transactions are available (1) without charge, upon request, by calling 1-888-777-0102, (2) at www.lmcef.com and (3) on the SEC’s website at www.sec.gov.

This report is transmitted to the shareholders of Western Asset Middle Market Income Fund Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or any securities mentioned in this report.

Computershare Inc.

462 South 4th Street, Suite 1600

Louisville, KY 40202

WASX166367 6/18 SR18-3344

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Directors of the registrant has determined that Eileen A. Kamerick, a member of the Board’s Audit Committee, possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert” and that she is independent for purposes of this item.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees. The aggregate fees billed in the previous fiscal years ending April 30, 2017 and April 30, 2018 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $76,800 in April 30, 2017 and $125,612 in April 30, 2018.

(b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $0 in April 30, 2017 and $927 in April 30, 2018.

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Western Asset Middle Market Income Fund Inc. (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Period.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $5,860 in April 30, 2017 and $4,000 in April 30, 2018. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

(d) All Other Fees. The aggregate fees for other fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item for the Western Asset Middle Market Income Fund Inc. were $0 in April 30, 2017 and $0 in April 30, 2018.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Western Asset Middle Market Income Fund Inc. requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre—approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Western Asset Middle Market Income Fund Inc., the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for April 30, 2017 and April 30, 2018; Tax Fees were 100% and 100% for April 30, 2017 and April 30, 2018; and Other Fees were 100% and 100% for April 30, 2017 and April 30, 2018.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Western Asset Middle Market Income Fund Inc., LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Western Asset Middle Market Income Fund Inc. during the reporting period were $0 in April 30, 2017 and $583,856 in April 30, 2018.

(h) Yes. Western Asset Middle Market Income Fund Inc.’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Western Asset Middle Market Income Fund Inc. or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a) Registrant has a separately-designated standing Audit Committee established in accordance with Section 3(a)58(A) of the Exchange Act. The Audit Committee consists of the following Board members:

Robert D. Agdern

Carol L. Colman

Daniel P. Cronin

Paolo M. Cucchi

Leslie H. Gelb

William R. Hutchinson

Eileen A. Kamerick

Riordan Roett

b) Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Proxy Voting Guidelines and Procedures

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) delegates to each sub-adviser the responsibility for voting proxies for its funds, as applicable, to each sub-adviser through its contracts with each sub-adviser. Each sub-adviser may use its own proxy voting policies and procedures to vote proxies of the funds if the funds’ Board reviews and approves the use of those policies and procedures. Accordingly, LMPFA does not expect to have proxy-voting responsibility for any of the funds.

Should LMPFA become responsible for voting proxies for any reason, such as the inability of a sub-adviser to provide investment advisory services, LMPFA shall utilize the proxy voting guidelines established by the most recent sub-adviser to vote proxies until a new sub-adviser is retained and the use of its proxy voting policies and procedures is authorized by the Board. In the case of a material conflict between the interests of LMPFA (or its affiliates if such conflict is known to persons responsible for voting at LMPFA) and any fund, the Board of Directors of LMPFA shall consider how to address the conflict and/or how to vote the proxies. LMPFA shall maintain records of all proxy votes in accordance with applicable securities laws and regulations.

LMPFA shall be responsible for gathering relevant documents and records related to proxy voting from each sub-adviser and providing them to the funds as required for the funds to comply with applicable rules under the Investment Company Act of 1940. LMPFA shall also be responsible for coordinating the provision of information to the Board with regard to the proxy voting policies and procedures of each sub-adviser, including the actual proxy voting policies and procedures of each sub-adviser, changes to such policies and procedures, and reports on the administration of such policies and procedures.

Questions regarding this policy should be referred to the Legal and Compliance Department of Legg Mason, Inc.

Background

As a fixed income only manager, the occasion to vote proxies is very rare. However, Western Asset Management Company (“WA”), Western Asset Management Company Limited (“WAML”), Western Asset Management Company Ltd. (“WAMCL”) and Western Asset Management Company Pte. Ltd. (“WAMC”) (together “Western Asset”or the “subadviser”) have adopted and implemented policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with our fiduciary duties and SEC Rule 206(4)-6 under the Investment Advisers Act of 1940 (“Advisers Act”). Our authority to vote the proxies of our clients is established through investment management agreements or comparable documents, and our proxy voting guidelines have been tailored to reflect these specific contractual obligations. In addition to SEC requirements governing advisers, our proxy voting policies reflect the long-standing fiduciary standards and responsibilities for ERISA accounts. Unless a manager of ERISA assets has been expressly precluded from voting proxies, the Department of Labor has determined that the responsibility for these votes lies with the Investment Manager.

In exercising its voting authority, Western Asset will not consult or enter into agreements with officers, directors or employees of Legg Mason Inc. or any of its affiliates (except that WA may so consult and agree with each other) regarding the voting of any securities owned by its clients.

Western Asset’s proxy voting procedures are designed and implemented in a way that is reasonably expected to ensure that proxy matters are handled in the best interest of our clients. While the guidelines included in the procedures are intended to provide a benchmark for voting standards, each vote is ultimately cast on a case-by-case basis, taking into consideration Western Asset’s contractual obligations to our clients and all other relevant facts and circumstances at the time of the vote (such that these guidelines may be overridden to the extent Western Asset deems appropriate).

Procedures

Responsibility and Oversight

The Western Asset Legal and Compliance Department (“Legal and Compliance Department”) is responsible for administering and overseeing the proxy voting process. The gathering of proxies is coordinated through the Corporate Actions area of Investment Support (“Corporate Actions”). Research analysts and portfolio managers are responsible for determining appropriate voting positions on each proxy utilizing any applicable guidelines contained in these procedures.

Client Authority

The Investment Management Agreement for each client is reviewed at account start-up for proxy voting instructions. If an agreement is silent on proxy voting, but contains an overall delegation of discretionary authority or if the account represents assets of an ERISA plan, Western Asset will assume responsibility for proxy voting. The Legal and Compliance Department maintains a matrix of proxy voting authority.

Proxy Gathering

Registered owners of record, client custodians, client banks and trustees (“Proxy Recipients”) that receive proxy materials on behalf of clients should forward them to Corporate Actions. Proxy Recipients for new clients (or, if Western Asset becomes aware that the applicable Proxy Recipient for an existing client has changed, the Proxy Recipient for the existing client) are notified at start-up of appropriate routing to Corporate Actions of proxy materials received and reminded of their responsibility to forward all proxy materials on a timely basis. If Western Asset personnel other than Corporate Actions receive proxy materials, they should promptly forward the materials to Corporate Actions.

Proxy Voting

Once proxy materials are received by Corporate Actions, they are forwarded to the Legal and Compliance Department for coordination and the following actions:

a.	Proxies are reviewed to determine accounts impacted.

b.	Impacted accounts are checked to confirm Western Asset voting authority.

c.	Legal and Compliance Department staff reviews proxy issues to determine any material conflicts of interest. (See conflicts of interest section of these procedures for further information on determining material conflicts of interest.)

d.	If a material conflict of interest exists, (i) to the extent reasonably practicable and permitted by applicable law, the client is promptly notified, the conflict is disclosed and Western Asset obtains the client’s proxy voting instructions, and (ii) to the extent that it is not reasonably practicable or permitted by applicable law to notify the client and obtain such instructions (e.g., the client is a mutual fund or other commingled vehicle or is an ERISA plan client), Western Asset seeks voting instructions from an independent third party.

e.	Legal and Compliance Department staff provides proxy material to the appropriate research analyst or portfolio manager to obtain their recommended vote. Research analysts and portfolio managers determine votes on a case-by-case basis taking into account the voting guidelines contained in these procedures. For avoidance of doubt, depending on the best interest of each individual client, Western Asset may vote the same proxy differently for different clients. The analyst’s or portfolio manager’s basis for their decision is documented and maintained by the Legal and Compliance Department.

f.	Legal and Compliance Department staff votes the proxy pursuant to the instructions received in (d) or (e) and returns the voted proxy as indicated in the proxy materials.

Timing

Western Asset personnel act in such a manner to ensure that, absent special circumstances, the proxy gathering and proxy voting steps noted above can be completed before the applicable deadline for returning proxy votes.

Recordkeeping

Western Asset maintains records of proxies voted pursuant to Section 204-2 of the Advisers Act and ERISA DOL Bulletin 94-2. These records include:

a.	A copy of Western Asset’s policies and procedures.

b.	Copies of proxy statements received regarding client securities.

c.	A copy of any document created by Western Asset that was material to making a decision how to vote proxies.

d.	Each written client request for proxy voting records and Western Asset’s written response to both verbal and written client requests.

e.	A proxy log including:

1.	Issuer name;

2.	Exchange ticker symbol of the issuer’s shares to be voted;

3.	Committee on Uniform Securities Identification Procedures (“CUSIP”) number for the shares to be voted;

4.	A brief identification of the matter voted on;

5.	Whether the matter was proposed by the issuer or by a shareholder of the issuer;

6.	Whether a vote was cast on the matter;

7.	A record of how the vote was cast; and

8.	Whether the vote was cast for or against the recommendation of the issuer’s management team.

Records are maintained in an easily accessible place for five years, the first two in Western Asset’s offices.

Disclosure

Part II of the WA Form ADV, the WAML Form ADV, the WAMCL Form ADV and the WAMC Form ADV, each, contain a description of Western Asset’s proxy policies. Clients will be provided a copy of these policies and procedures upon request. In addition, upon request, clients may receive reports on how their proxies have been voted.

Conflicts of Interest

All proxies are reviewed by the Legal and Compliance Department for material conflicts of interest. Issues to be reviewed include, but are not limited to:

1.	Whether Western Asset (or, to the extent required to be considered by applicable law, its affiliates) manages assets for the company or an employee group of the company or otherwise has an interest in the company;

2.	Whether Western Asset or an officer or director of Western Asset or the applicable portfolio manager or analyst responsible for recommending the proxy vote (together, “Voting Persons”) is a close relative of or has a personal or business relationship with an executive, director or person who is a candidate for director of the company or is a participant in a proxy contest; and

3.	Whether there is any other business or personal relationship where a Voting Person has a personal interest in the outcome of the matter before shareholders.

Voting Guidelines

Western Asset’s substantive voting decisions turn on the particular facts and circumstances of each proxy vote and are evaluated by the designated research analyst or portfolio manager. The examples outlined below are meant as guidelines to aid in the decision making process.

Guidelines are grouped according to the types of proposals generally presented to shareholders. Part I deals with proposals which have been approved and are recommended by a company’s board of directors; Part II deals with proposals submitted by shareholders for inclusion in proxy statements; Part III addresses issues relating to voting shares of investment companies; and Part IV addresses unique considerations pertaining to foreign issuers.

I. Board Approved Proposals

The vast majority of matters presented to shareholders for a vote involve proposals made by a company itself that have been approved and recommended by its board of directors. In view of the enhanced corporate governance practices currently being implemented in public companies, Western Asset generally votes in support of decisions reached by independent boards of directors. More specific guidelines related to certain board-approved proposals are as follows:

1. Matters relating to the Board of Directors

Western Asset votes proxies for the election of the company’s nominees for directors and for board-approved proposals on other matters relating to the board of directors with the following exceptions:

a.	Votes are withheld for the entire board of directors if the board does not have a majority of independent directors or the board does not have nominating, audit and compensation committees composed solely of independent directors.

b.	Votes are withheld for any nominee for director who is considered an independent director by the company and who has received compensation from the company other than for service as a director.

c.	Votes are withheld for any nominee for director who attends less than 75% of board and committee meetings without valid reasons for absences.

d.	Votes are cast on a case-by-case basis in contested elections of directors.

2. Matters relating to Executive Compensation

Western Asset generally favors compensation programs that relate executive compensation to a company’s long-term performance. Votes are cast on a case-by-case basis on board-approved proposals relating to executive compensation, except as follows:

a.	Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for stock option plans that will result in a minimal annual dilution.

b.	Western Asset votes against stock option plans or proposals that permit replacing or repricing of underwater options.

c.	Western Asset votes against stock option plans that permit issuance of options with an exercise price below the stock’s current market price.

d.	Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for employee stock purchase plans that limit the discount for shares purchased under the plan to no more than 15% of their market value, have an offering period of 27 months or less and result in dilution of 10% or less.

3. Matters relating to Capitalization

The management of a company’s capital structure involves a number of important issues, including cash flows, financing needs and market conditions that are unique to the circumstances of each company. As a result, Western Asset votes on a case-by-case basis on board-approved proposals involving changes to a company’s capitalization except where Western Asset is otherwise withholding votes for the entire board of directors.

a.	Western Asset votes for proposals relating to the authorization of additional common stock.

b.	Western Asset votes for proposals to effect stock splits (excluding reverse stock splits).

c.	Western Asset votes for proposals authorizing share repurchase programs.

4.	Matters relating to Acquisitions, Mergers, Reorganizations and Other Transactions

Western Asset votes these issues on a case-by-case basis on board-approved transactions.

5.	Matters relating to Anti-Takeover Measures

Western Asset votes against board-approved proposals to adopt anti-takeover measures except as follows:

a.	Western Asset votes on a case-by-case basis on proposals to ratify or approve shareholder rights plans.

b.	Western Asset votes on a case-by-case basis on proposals to adopt fair price provisions.

6. Other Business Matters

Western Asset votes for board-approved proposals approving such routine business matters such as changing the company’s name, ratifying the appointment of auditors and procedural matters relating to the shareholder meeting.

a.	Western Asset votes on a case-by-case basis on proposals to amend a company’s charter or bylaws.

b.	Western Asset votes against authorization to transact other unidentified, substantive business at the meeting.

II. Shareholder Proposals

SEC regulations permit shareholders to submit proposals for inclusion in a company’s proxy statement. These proposals generally seek to change some aspect of a company’s corporate governance structure or to change some aspect of its business operations. Western Asset votes in accordance with the recommendation of the company’s board of directors on all shareholder proposals, except as follows:

1. Western Asset votes for shareholder proposals to require shareholder approval of shareholder rights plans.

2. Western Asset votes for shareholder proposals that are consistent with Western Asset’s proxy voting guidelines for board-approved proposals.

3. Western Asset votes on a case-by-case basis on other shareholder proposals where the firm is otherwise withholding votes for the entire board of directors.

III. Voting Shares of Investment Companies

Western Asset may utilize shares of open or closed-end investment companies to implement its investment strategies. Shareholder votes for investment companies that fall within the categories listed in Parts I and II above are voted in accordance with those guidelines.

1. Western Asset votes on a case-by-case basis on proposals relating to changes in the investment objectives of an investment company taking into account the original intent of the fund and the role the fund plays in the clients’ portfolios.

2. Western Asset votes on a case-by-case basis all proposals that would result in increases in expenses (e.g., proposals to adopt 12b-1 plans, alter investment advisory arrangements or approve fund mergers) taking into account comparable expenses for similar funds and the services to be provided.

IV. Voting Shares of Foreign Issuers

In the event Western Asset is required to vote on securities held in non-U.S. issuers – i.e. issuers that are incorporated under the laws of a foreign jurisdiction and that are not listed on a U.S. securities exchange or the NASDAQ stock market, the following guidelines are used, which are premised on the existence of a sound corporate governance and disclosure framework. These guidelines, however, may not be appropriate under some circumstances for foreign issuers and therefore apply only where applicable.

1. Western Asset votes for shareholder proposals calling for a majority of the directors to be independent of management.

2. Western Asset votes for shareholder proposals seeking to increase the independence of board nominating, audit and compensation committees.

3. Western Asset votes for shareholder proposals that implement corporate governance standards similar to those established under U.S. federal law and the listing requirements of U.S. stock exchanges, and that do not otherwise violate the laws of the jurisdiction under which the company is incorporated.

4. Western Asset votes on a case-by-case basis on proposals relating to (1) the issuance of common stock in excess of 20% of a company’s outstanding common stock where shareholders do not have preemptive rights, or (2) the issuance of common stock in excess of 100% of a company’s outstanding common stock where shareholders have preemptive rights.

Retirement Accounts

For accounts subject to ERISA, as well as other Retirement Accounts, Western Asset is presumed to have the responsibility to vote proxies for the client. The Department of Labor (“DOL”) has issued a bulletin that states that investment managers have the responsibility to vote proxies on behalf of Retirement Accounts unless the authority to vote proxies has been specifically reserved to another named fiduciary. Furthermore, unless Western Asset is expressly precluded from voting the proxies, the DOL has determined that the responsibility remains with the investment manager.

In order to comply with the DOL’s position, Western Asset will be presumed to have the obligation to vote proxies for its Retirement Accounts unless Western Asset has obtained a specific written instruction indicating that: (a) the right to vote proxies has been reserved to a named fiduciary of the client, and (b) Western Asset is precluded from voting proxies on behalf of the client. If Western Asset does not receive such an instruction, Western Asset will be responsible for voting proxies in the best interests of the Retirement Account client and in accordance with any proxy voting guidelines provided by the client.

ITEM 8.	INVESTMENT PROFESSIONALS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a)(1):

NAME AND ADDRESS	LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
S. Kenneth Leech Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2014	Responsible for the day-to-day management with other members of the Fund’s portfolio management team; Chief Investment Officer of Western Asset from 1998 to 2008 and since 2014; Senior Advisor/Chief Investment Officer Emeritus of Western Asset from 2008-2013; Co- Chief Investment Officer of Western Asset from 2013-2014.

Michael C. Buchanan Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2014	Responsible for the day-to-day management with other members of the Fund’s portfolio management team; employed by Western Asset Management as an investment professional for at least the past five years; Managing Director and head of U.S. Credit Products from 2003-2005 at Credit Suisse Asset Management

Christopher F. Kilpatrick Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2014	Responsible for the day-to-day management with other members of the Fund’s portfolio management team; employed by Western Asset Management as an investment professional for at least the past five years.

Christopher N. Jacobs Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2014	Responsible for the day-to-day management with other members of the Fund’s portfolio management team; employed by Western Asset Management as an investment professional for at least the past five years.

(a)(2): DATA TO BE PROVIDED BY FINANCIAL CONTROL

The following tables set forth certain additional information with respect to the fund’s portfolio managers for the fund. Unless noted otherwise, all information is provided as of April 30, 2018.

Other Accounts Managed by Portfolio Managers

The table below identifies the number of accounts (other than the fund) for which the fund’s portfolio managers have day-to-day management responsibilities and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. For each category, the number of accounts and total assets in the accounts where fees are based on performance is also indicated.

Name of PM	Type of Account	Number of Accounts Managed	Total Assets Managed	Number of Accounts Managed for which Advisory Fee is Performance -Based	Assets Managed for which Advisory Fee is Performance- Based
S. Kenneth Leech‡	Other Registered Investment Companies	92	$140.3 billion	None	None
	Other Pooled Vehicles	264	$89.2 billion	6	$1.6 billion
	Other Accounts	595	$199.5 billion	30	$12.5 billion
Michael C. Buchanan ‡	Other Registered Investment Companies	37	$49.9 billion	None	None
	Other Pooled Vehicles	66	$25.7 billion	3	$1.1 billion
	Other Accounts	156	$58.6 billion	11	$3.9 billion
Christopher Kilpatrick ‡	Other Registered Investment Companies	9	$3.7 billion	None	None
	Other Pooled Vehicles	4	$652 million	None	None
	Other Accounts	None	None	None	None

Christopher Jacobs ‡	Other Registered Investment Companies	1	$125 million	None	None
	Other Pooled Vehicles	None	None	None	None
	Other Accounts	None	None	None	None

‡	The numbers above reflect the overall number of portfolios managed by employees of Western Asset Management Company (“Western Asset”). Mr.Leech is involved in the management of all the Firm’s portfolios, but they are not solely responsible for particular portfolios. Western Asset’s investment discipline emphasizes a team approach that combines the efforts of groups of specialists working in different market sectors. They are responsible for overseeing implementation of Western Asset’s overall investment ideas and coordinating the work of the various sector teams. This structure ensures that client portfolios benefit from a consensus that draws on the expertise of all team members.

(a)(3): Investment Professional Compensation

With respect to the compensation of the investment professionals, Western Asset’s compensation system assigns each employee a total compensation range, which is derived from annual market surveys that benchmark each role with its job function and peer universe. This method is designed to reward employees with total compensation reflective of the external market value of their skills, experience, and ability to produce desired results. Standard compensation includes competitive base salaries, generous employee benefits, and a retirement plan.

In addition, the subadviser’s employees are eligible for bonuses. These are structured to closely align the interests of employees with those of the subadviser, and are determined by the professional’s job function and pre-tax performance as measured by a formal review process. All bonuses are completely discretionary. The principal factor considered is an investment professional’s investment performance versus appropriate peer groups and benchmarks (e.g., a securities index and with respect to a fund, the benchmark set forth in the fund’s Prospectus to which the fund’s average annual total returns are compared or, if none, the benchmark set forth in the fund’s annual report). Performance is reviewed on a 1, 3 and 5 year basis for compensation—with 3 years having the most emphasis. The subadviser may also measure an investment professional’s pre-tax investment performance against other benchmarks, as it determines appropriate. Because investment professionals are generally responsible for multiple accounts (including the funds) with similar investment strategies, they are generally compensated on the performance of the aggregate group of similar accounts, rather than a specific account. Other factors that may be considered when making bonus decisions include client service, business development, length of service to the subadviser, management or supervisory responsibilities, contributions to developing business strategy and overall contributions to the subadviser’s business.

Finally, in order to attract and retain top talent, all professionals are eligible for additional incentives in recognition of outstanding performance. These are determined based upon the factors described above and include Legg Mason stock options and long-term incentives that vest over a set period of time past the award date.

Potential Conflicts of Interest

The subadviser has adopted compliance policies and procedures to address a wide range of potential conflicts of interest that could directly impact client portfolios. For example, potential conflicts of interest may arise in connection with the management of multiple portfolios (including portfolios managed in a personal capacity). These could include potential conflicts of interest related to the knowledge and timing of a portfolio’s trades, investment opportunities and broker selection. Portfolio managers are privy to the size, timing, and possible market impact of a portfolio’s trades.

It is possible that an investment opportunity may be suitable for both a portfolio and other accounts managed by a portfolio manager, but may not be available in sufficient quantities for both the portfolio and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by a portfolio and another account. A conflict may arise where the portfolio manager may have an incentive to treat an account preferentially as compared to a portfolio because the account pays a performance-based fee or the portfolio manager, the subadviser or an affiliate has an interest in the account. The subadviser has adopted procedures for allocation of portfolio transactions and investment opportunities across multiple client accounts on a fair and equitable basis over time. Eligible accounts that can participate in a trade generally share the same price on a pro-rata allocation basis, taking into account differences based on factors such as cash availability, investment restrictions and guidelines, and portfolio composition versus strategy.

With respect to securities transactions, the subadviser determines which broker or dealer to use to execute each order, consistent with their duty to seek best execution of the transaction. However, with respect to certain other accounts (such as pooled investment vehicles that are not registered investment companies and other accounts managed for organizations and individuals), the subadviser may be limited by the client with respect to the selection of brokers or dealers or may be instructed to direct trades through a particular broker or dealer. In these cases, trades for a portfolio in a particular security may be placed separately from, rather than aggregated with, such other accounts. Having separate transactions with respect to a security may temporarily affect the market price of the security or the execution of the transaction, or both, to the possible detriment of a portfolio or the other account(s) involved. Additionally, the management of multiple portfolios and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each portfolio and/or other account. The subadviser’s team approach to portfolio management and block trading approach seeks to limit this potential risk.

The subadviser also maintains a gift and entertainment policy to address the potential for a business contact to give gifts or host entertainment events that may influence the business judgment of an employee. Employees are permitted to retain gifts of only a nominal value and are required to make reimbursement for entertainment events above a certain value. All gifts (except those of a de minimis value) and entertainment events that are given or sponsored by a business contact are required to be reported in a gift and entertainment log which is reviewed on a regular basis for possible issues.

Employees of the subadviser have access to transactions and holdings information regarding client accounts and the subadviser’s overall trading activities. This information represents a potential conflict of interest because employees may take advantage of this information as they trade in their personal accounts. Accordingly, the subadviser maintains a Code of Ethics that is compliant with Rule 17j-1 under the Investment Company Act of 1940, as amended, and Rule 204A-1 under the Investment Advisers Act of 1940, to address personal trading. In addition, the Code of Ethics seeks to establish broader principles of good conduct and fiduciary responsibility in all aspects of the subadviser’s business. The Code of Ethics is administered by the Legal and Compliance Department and monitored through the subadviser’s compliance monitoring program.

The subadviser may also face other potential conflicts of interest with respect to managing client assets, and the description above is not a complete description of every conflict of interest that could be deemed to exist. The subadviser also maintains a compliance monitoring program and engages independent auditors to conduct a SOC1/ISAE 3402 audit on an annual basis. These steps help to ensure that potential conflicts of interest have been addressed.

Investment Professional Securities Ownership

The table below identifies the dollar range of securities beneficially owned by the named investment professional as of April 30, 2018.

Investment Professional(s)	Dollar Range of Portfolio Securities Beneficially Owned
S. Kenneth Leech	A
Christopher F. Kilpatrick	A
Michael C. Buchanan	A
Christopher N. Jacobs	A

Dollar Range ownership is as follows:

A: none

B: $1 - $10,000

C: 10,001 - $50,000

D: $50,001 - $100,000

E: $100,001 - $500,000

F: $500,001 - $1 million

G: over $1 million

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Western Asset Middle Market Income Fund Inc.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	June 27, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	June 27, 2018

By:	/s/ Richard F. Sennett
Richard F. Sennett
Principal Financial Officer

Date:	June 27, 2018